As filed with the Securities and Exchange Commission on October 20, 2026

Securities Act Registration No. 333-[●]

Investment Company Act Registration No. 811-24230

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

SignalRank Corporation

(Exact Name of Registrant as Specified in Charter)

7 St. Paul Street, Suite 820

Baltimore, Maryland 21202

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:
(650) 704-2674

Keith Teare

SignalRank Corporation

c/o Jeff Hartlin, Esq.
Paul Hastings LLP
1117 S. California Avenue

Palo Alto, CA 94304

(Name and Address of Agent for Service)

Copies to:

Keith Teare SignalRank Corporation c/o Jeff Hartlin, Esq. Paul Hastings LLP 1117 S. California Avenue Palo Alto, CA 94304 (650) 704-2674	Jeff Hartlin, Esq. Paul Hastings LLP 1117 S. California Avenue Palo Alto, CA 94304 (650) 320-1804

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940, as amended (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

SUBJECT TO COMPLETION, DATED OCTOBER 20, 2026

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS

[●], 2026

SignalRank Corporation

$1,000,000

SignalRank Corporation (the “Fund”) is a Maryland corporation that operates as a diversified, registered closed-end management investment company. SignalRank AI Corp., a Delaware corporation, is our investment adviser (the “Adviser”) and manages our investments subject to the supervision of our board of directors (the “Board” and each member a “Director”).

No established public trading market for our common stock currently exists and shares of our common stock (“Shares”) have no history of trading in private transactions. The Fund intends to seek to list the Shares for trading on a national securities exchange within twelve months of the effectiveness of its registration under the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), but there can be no assurance that the Fund will meet the applicable listing requirements or the intended timing. Therefore, it is uncertain whether a secondary market for the Shares will develop, and on what timeline.

The Fund’s investment objective is to seek long-term capital appreciation. We intend to achieve our investment objective through systematic investment in the preferred equity of private, venture-backed companies at the Series B financing stage. Venture-backed companies are early- through late-stage companies with high growth potential, in multiple sectors. A Series B financing is the second or third major round of funding for venture-backed companies and generally takes place when a company has accomplished certain milestones in developing its business and is past the initial startup stage.

The Fund is designed to combine a rules-based portfolio construction methodology and repeatable access to primary venture financings, with the goal of building a portfolio of private-company positions designed around four core principles: (i) a focus on investing at a single stage of company development to promote comparability across opportunities and enable a repeatable selection and execution process; (ii) investing in preferred equity securities issued directly by portfolio companies in connection with Series B financings; (iii) a systematic investment selection based on our proprietary investment scoring model; and (iv) equal-weight investments that are made at a steady pace of investment. The Fund currently holds approximately 67 preferred equity positions, including 61 preferred equity positions acquired from its Predecessor Fund (as defined below), and intends to build a portfolio of approximately 150 preferred equity positions over time by adding approximately 30 new investments per year, subject to market opportunity, available capital, access, and other considerations. The Fund may invest smaller or larger amounts in particular financings based on allocation constraints, structural considerations, operational constraints, and portfolio construction considerations.

Investing in our common stock is speculative and involves a high degree of risk. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in the “Principal Risks of Investing in the Fund” section beginning on page 19 of this prospectus. In addition, investors should observe the following:

●	The Shares initially will not be listed on a national securities exchange, and there is currently no secondary market for the Shares. The Fund plans to seek to list the Shares for trading on a national securities exchange, such as the New York Stock Exchange or Nasdaq, within twelve months of the effectiveness of its registration under the Investment Company Act. However, it is uncertain whether the Fund will meet the applicable listing requirements or the intended timing. Thus, it is uncertain whether a secondary market for the Shares will develop, and on what timeline. An investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

●	If you are able to sell your Shares, you may receive less than your purchase price and may not receive a full return of your invested capital, regardless of how we perform.

●	You should consider that you may not have access to the money you invest until we complete a liquidity event, such as listing the Shares on a national securities exchange, which may not occur within our targeted timeframe or at all. This offering will be complete upon the earliest of (i) the sale of the maximum dollar amount of Shares offered hereby, (ii) a liquidity event for the Fund, and (iii) our determination, in our sole discretion, to cease offering additional Shares for sale to investors. A liquidity event for the Fund may include (1) the sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually followed by a liquidation of the Fund, (2) a listing of the Fund’s Shares on a national securities exchange or (3) a merger or another transaction approved by the Board in which the stockholders will receive cash or shares of a publicly traded company. As noted above, we plan to seek to list the Shares on a national securities exchange, but there can be no assurance that the Fund will be successful in doing so. The completion of a liquidity event is in the sole discretion of our Board, and depending upon the event, may require stockholder approval, and there is no assurance that we will complete a liquidity event within our proposed timeframe or at all. An investment in our shares is not suitable for investors that require short-term liquidity.

●	Because you will likely be unable to sell your shares until we complete a liquidity event, such as listing the Shares on a national securities exchange, you should consider that you will be unable to reduce your exposure to the Fund in any market downturn.

●	We will invest in private, venture-stage companies that are speculative and involve substantial risk, including risk associated with valuation of our securities, transfer restrictions limiting our ability to buy and sell investments and a high rate of failure.

●	Because we expect to continuously reinvest any proceeds received from our investments, we do not expect regular liquidity events (e.g., events that would lead to returns to our stockholders) in the near term, except to the extent that we successfully list the Shares on a national securities exchange.

●	We do not anticipate that we will pay distributions, particularly because we invest primarily in securities that do not produce current income and expect to continuously reinvest any proceeds received from our investments.

●	An investment in the Fund is not a complete investment program and, given the nature of the Fund’s investments, is not intended to be a significant portion of the investor’s portfolio; rather, the Fund should represent only that portion of the investor’s portfolio that is allocated to high-risk investments.

●	The Fund’s holdings may require several years to appreciate, and there is no assurance that such appreciation will occur.

●	Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. It is possible that investing in the Fund may result in a loss of some or all of the amount invested.

We are offering on a continuous basis up to $1,000,000 worth of our Shares. Until such time as the Shares are listed on a national securities exchange, the Fund will offer Shares in a private offering in reliance on an exemption from registration provided by Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Shares will be sold only to investors qualifying as “Eligible Investors” as described in this prospectus. Pursuant to a letter agreement (the “Placement Agency Agreement’) between the Fund and StoneX Financial Inc. (“StoneX” or the “Placement Agent”), StoneX acts as the Placement Agent of the Shares on a best-efforts basis. The Placement Agent is not required to purchase or sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. The Shares will generally be offered for purchase on the first business day of each month, in each case subject to any applicable sales charge or placement fee, as described herein. The Shares will be issued at 1.25 times the then-current net asset value (“NAV”) per Share as determined by our Valuation Designee (as defined below), plus, as applicable, a sales load of up to 5% of the purchase price when purchased through the Placement Agent. Sales loads to compensate the Placement Agent are paid by the investor in addition to the investor’s subscription amount. Because a sales load is retained by the Placement Agent, it will not constitute a capital contribution made by the investor to the Fund and will not be part of the assets of the Fund. Placement agents may be added or removed from time to time and will serve in that capacity on a reasonable best efforts basis, subject to various conditions. The Fund reserves the right to adjust the Share price between NAV and 1.25 times NAV for investors investing more than $[●]. For more information, see “Plan of Distribution.”

The Fund’s NAV is currently determined on a monthly basis by our Valuation Designee (as defined below), as described in further detail under “Determination of Net Asset Value.” There is no minimum initial or subsequent purchase amount.

The Fund intends to seek to list the Shares on a national securities exchange within twelve months of the effectiveness of its registration under the Investment Company Act. The Fund may in the future also authorize one or more brokers to receive purchase orders on the Fund’s behalf. Such brokers will be authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. Shares purchased through a broker or a broker’s authorized designee will be subject to a sales load that we expect will be less than the maximum 5% sales load payable to the Placement Agent. In addition, we may seek to sell the Shares through a retail platform, and/or we may seek to sell Shares directly from our website. Any such future public offerings will be described in an amendment to this registration statement or in one or more supplements to this prospectus.

	Initial Price to Public(1)	Proceeds to Registrant
Per Share of Common Stock	At 1.25 times current NAV,(2) plus a sales load of up to 5%(3)	Amount invested at 1.25 times NAV

(1)	There is no minimum initial or subsequent investment amount.
(2)	Shares are offered on a continuous basis at a price equal to 1.25 times Fund’s NAV per Share, which will fluctuate. The Fund reserves the right to adjust the Share price between NAV and 1.25 times NAV.
(3)	Investors may be charged a sales load up to a maximum of 5% on the purchase price of the Shares purchased through the Placement Agent or the Placement Agent’s authorized designee. (See “Plan of Distribution.”) Any applicable sales load is typically charged prior to investment in the Fund such that the amount invested in the Fund is net of such sales load and the amount of such load neither constitutes an investment by the investor nor forms part of the assets of the Fund. Any applicable sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated [●], 2026

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PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in Shares (defined below) of the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information. In particular, you should carefully read the risks of investing in Shares, as discussed under “Principal Risks of Investing in the Fund.”

The Fund

SignalRank Corporation is a Maryland corporation that operates as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”). The Fund has a limited operating history as a registered closed-end management investment company. Throughout this prospectus, we refer to SignalRank Corporation simply as the Fund or as “we,” “us” or “our.”

SignalRank AI Corp., a Delaware corporation, is our investment adviser (the “Adviser”) and manages our investments subject to the supervision of the Fund’s board of directors (the “Board” and each member a “Director”).

On June 30, 2026, prior to the filing of this registration statement, Signal Rank Corp., a private fund organized under the laws of the State of Delaware that was not registered under the Investment Company Act (the “Predecessor Fund”), reorganized with and into the Fund (the “Reorganization”). Upon completion of the Reorganization, the Fund acquired the Predecessor Fund’s portfolio of 61 preferred equity investments in venture-backed companies, along with its assets and liabilities, to which the Fund continues to add portfolio companies incrementally. The Fund’s operations commenced upon completion of the Reorganization. The Fund is the successor by merger to the Predecessor Fund and continues its investment program. The Predecessor Fund maintained an investment objective and investment strategies, policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment professionals.

Prior to the Fund’s listing on a national securities exchange and the public offering of Shares, the Fund will offer shares in a private offering only to investors qualifying as “Eligible Investors” as described in this prospectus, in reliance on an exemption from registration provided by Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Continuous Offering

We are offering on a continuous basis up to $1,000,000 worth of our common shares (“Shares”). Until such time as the Shares are listed on a national securities exchange, the Fund will offer Shares in a private offering in reliance on an exemption from registration provided by Regulation D promulgated under the Securities Act. There is no minimum initial or subsequent purchase amount.

Shares are offered at 1.25 times the then-current NAV per Share plus, as applicable, a sales load of up to 5% of the purchase price (as described below) when purchased through the Placement Agent (as defined below). The Fund reserves the right to adjust the Share price between NAV and 1.25 times NAV for investors investing more than $[●]. The Fund’s NAV is determined on a monthly basis by our Valuation Designee (as defined below), as described in further detail under “Determination of Net Asset Value.”

Until such time as the Fund is listed on a national securities exchange, the Shares will be sold only to investors qualifying as “Eligible Investors” as described in this prospectus. Pursuant to a letter agreement (the “Placement Agency Agreement’) between the Fund and StoneX Financial Inc. (“StoneX” or the “Placement Agent”), StoneX acts as the Placement Agent of the Shares on a best-efforts basis. The Placement Agent is not required to purchase or sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. The Shares will generally be offered for purchase on the first business day of each month, in each case subject to any applicable sales charge or placement fee, as described herein. The Shares will be issued at 1.25 times the then-current net asset value (“NAV”) per Share as determined by our Valuation Designee (as defined below), plus, as applicable, a sales load of up to 5% of the purchase price when purchased through the Placement Agent. Sales loads to compensate the Placement Agent are paid by the investor in addition to the investor’s subscription amount. Because a sales load is retained by the Placement Agent, it will not constitute a capital contribution made by the investor to the Fund and will not be part of the assets of the Fund. Placement agents may be added or removed from time to time and will serve in that capacity on a reasonable best efforts basis, subject to various conditions. The Fund reserves the right to adjust the Share price between NAV and 1.25 times NAV for investors investing more than $[●]. For more information, see “Plan of Distribution.”

The Fund intends to seek to list the Shares on a national securities exchange within twelve months of the effectiveness of its registration under the Investment Company Act. The Fund may in the future also authorize one or more brokers to receive purchase orders on the Fund’s behalf. Such brokers will be authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. Shares purchased through a broker or a broker’s authorized designee will be subject to a sales load that we expect will be less than the maximum 5% sales load payable to the Placement Agent. In addition, we may seek to sell the Shares through a retail platform, and/or we may seek to sell Shares directly from our website. Any such future public offerings will be described in an amendment to this registration statement or in one or more supplements to this prospectus.

For additional information, please see “Plan of Distribution” in this prospectus. The Fund reserves the right, in its sole discretion, to suspend the offering of the Shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Stockholders will not have the right to redeem their Shares.

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment objective is non-fundamental and may be changed by a vote of the Board, without stockholder approval. There can be no assurance that the Fund will achieve its investment objective.

Principal Strategies

The Fund will seek to achieve its investment objective by investing in private, venture-backed companies raising capital in Series B financings. A Series B financing is the second or third major round of funding for venture-backed businesses and generally takes place when a company has accomplished certain milestones in developing its business and is past the initial startup stage. Series B funding is typically used to scale operations, expand market reach, and build infrastructure after proving the company’s business model in the earlier funding rounds. The Fund believes the Series B stage can offer a combination of (i) increased operating and market validation relative to earlier-stage financings and (ii) continued upside participation relative to later-stage outcomes, while retaining a consistent structural and informational framework for systematic investment selection.

The Fund intends to invest only in Series B preferred equity securities issued by portfolio companies in primary transactions. The Fund does not intend to acquire common equity as a principal strategy, and does not intend to purchase secondary interests from existing stockholders as a principal strategy. Accordingly, the Fund expects that its positions generally will be acquired in connection with priced Series B rounds and will be reflected directly on portfolio company capitalization tables. Preferred shares will be held in a special purpose vehicle (an “SPV”) created and wholly owned by the Fund, or in an SPV created and managed by a third-party venture capital firm in which the Fund participates alongside other investors. As part of this SPV structure, the Fund will bear its pro rata portion of the expenses on investments in SPVs, including paying carried interest, which represents a share (typically 20%) of the profits of the investment, to the third-party manager in exchange for the manager’s identification, negotiation, monitoring and realization of the investment.

The Fund’s strategy is designed around four core principles:

1.	Exclusive entry point at Series B. The Fund focuses on investing at a single stage of company development to promote comparability across opportunities and enable a repeatable selection and execution process.

2.	Preferred equity exposure. The Fund intends to invest by purchasing preferred equity securities via SPVs, issued directly by portfolio companies in connection with Series B financings.

3.	Systematic selection. The Fund’s investment selection process is determined by the Adviser’s proprietary, systematic scoring model (the “Selection Model”) applied to Series B financings. The Adviser’s Selection Model profiles venture capital investor performance up to the Series B round of a particular company. By focusing on investor performance, the model is designed to optimize for companies where the best seed and Series A investors combine with the best Series B investors, all of whom excel at selection and due diligence at the specific investment stages. This approach captures the investors’ appraisal of the company’s performance and potential. The Selection Model learns by constantly scoring and ranking the best investors against outcomes. The Selection Model works in two phases. First, it profiles all new pre-seed, seed, and Series A funding events. Second, it reviews all publicly available funding rounds from our data providers to select the companies with high scores that correlate to indications of being future successes. Only companies that meet a defined threshold are qualified for investment by the Fund. This threshold continuously adapts to market activity to ensure that the Selection Model is consistently targeting the top 10% of Series B financings globally in each annual “cohort”, meaning the group of investments selected each year by the Fund.

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4.	Portfolio construction. The Fund targets equal-weight investments that are made at a steady pace of investment. Because of the nature of the Fund’s investments in venture-backed companies, the Fund expects that its investment portfolio will be focused on U.S. companies operating in the technology sector, but the Fund will seek to invest across sectors and geographies. The Fund currently holds a portfolio of approximately 67 preferred equity positions, including 61 preferred equity positions acquired from the Predecessor Fund, and intends to continue building toward a target of approximately 150 positions over time by adding approximately 30 new investments per year, subject to market opportunity, available capital, access, and other considerations. The Fund may invest smaller or larger amounts in particular financings based on allocation constraints, structural considerations, operational constraints, and portfolio construction considerations.

Use of Leverage

The Fund does not currently use leverage and does not intend to use leverage within its first year of operations. The Fund currently has no plans to use leverage and does not intend to borrow, issue senior securities, or otherwise employ leverage in the near term. In the future, as the Fund grows in size and its investment portfolio includes a greater proportion of seasoned and liquid assets, the Fund may elect to use limited leverage, including borrowing from financial institutions, solely for reinvestment purposes and not to materially alter the Fund’s risk profile. Any such leverage would be subject to approval by the Board and the asset coverage and other limitations imposed by the Investment Company Act.

Distributions

The Fund does not anticipate that it will pay distributions or dividends, particularly because the Fund invests primarily in securities that do not produce current income and expects to continuously reinvest any proceeds received from its investments. The Fund’s distribution policy, if any, will be determined by the Board and may depend on the Fund’s taxable income, realized gains, liquidity, and other considerations. The Board could authorize distributions for tax, liquidity, or other reasons. If in the future the Fund determines to pay distributions, those distributions may include return of capital.

The Adviser

SignalRank AI Corp., a Delaware corporation, is our investment adviser (the “Adviser”) and manages our investments subject to the supervision of the Board. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of the date of this prospectus, the Adviser managed approximately $30.6 million, comprised solely of the Fund’s assets. The Adviser is controlled by its officers, Keith Teare, Rob Hodgkinson and Matt Melkonian. Messrs. Teare, Hodgkinson and Melkonian are experienced venture capital investors, most recently as managers of the Predecessor Fund. The Adviser does not currently provide investment advisory services to any other registered investment companies or private funds.

Custodian and Transfer Agent

Fifth Third Bank, National Association (the “Custodian”), located at 38 Fountain Square Plaza, Cincinnati, Ohio 45202, serves as the custodian of the Fund’s assets pursuant to a custody agreement. Equiniti Trust Company, LLC, located at 28 Liberty Street 53rd Floor, New York, NY 10005, serves as the Fund’s transfer agent with respect to the Shares.

Outsourced Officer Services

The Fund has retained PINE Advisors LLC (“PINE”) to provide outsourced compliance services, including a Chief Compliance Officer. The Fund has also retained PINE to provide outsourced financial management services, including a Principal Financial Officer. Employees of PINE serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf. See “Administrator, Custodian, Transfer Agent and Finance/Compliance Services.”

Stockholder Liquidity; Potential Exchange Listing

The Fund is a diversified, closed-end management investment company that will not initially be listed on a national securities exchange, and there is currently no secondary market for the Shares. The Fund plans to seek to list the Shares for trading on a national securities exchange, such as the New York Stock Exchange (“NYSE”) or Nasdaq, within twelve months of the effectiveness of its registration under the Investment Company Act. However, there can be no assurance that the Fund will meet the applicable listing requirements or the intended timing. Therefore, it is uncertain whether a secondary market for the Shares will develop, and on what timeline. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. Stockholders will not have the right to redeem their Shares.

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Liquidity of Portfolio Investments

We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Realization events for the Fund’s investments may include an initial public offering, a new round of financing, a private sale of our equity interest to a third party, a merger or an acquisition of the portfolio company or a purchase of our equity position by the portfolio company or one of its stockholders.

Investor Suitability and Eligibility

Until such time as the Shares are listed on a national securities exchange, purchases of Shares are available only to “accredited investors” as defined under Regulation D promulgated under the Securities Act (“Eligible Investors”). The staff of the SEC generally has required that shares of registered closed-end funds that invest substantially all of their assets in privately held companies or privately offered investment vehicles (such as the Fund) be sold only to investors that meet the definition of “accredited investor” in Regulation D under the Securities Act. Accordingly, the Fund currently intends to limit the sale of its shares in this manner. If the SEC or its staff modifies this eligibility limitation, the Fund may elect to offer its shares more broadly to the public.

Investors eligible to subscribe for shares of the Fund are investors who are “accredited investors” as defined in Regulation D (generally, individuals having an individual income in excess of $200,000 in each of the two most recent years or a joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,000 (exclusive of the value of their primary residence); certain entities with total assets in excess of $5,000,000 that were not formed for the specific purpose of acquiring the securities offered; entities in which all of the equity owners are accredited investors; and natural persons holding certain professional certifications, designations or credentials designated by the SEC). Existing stockholders subscribing for additional shares must be accredited investors at the time of each additional subscription.

An investment in the Fund involves a considerable amount of risk. The Fund is intended solely for long-term investment by investors who can accept the risks associated with making speculative, primarily illiquid investments in privately negotiated transactions. You may lose part or all of the amount you invest in the Fund, and you should therefore not invest in the Fund unless you can readily bear the consequences of such loss. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. In addition, please consider carefully how the Fund’s investment strategies fit into your overall investment portfolios, because the Fund is not designed to be, by itself, a well-balanced or complete investment program for any particular investor.

The Fund’s Shares should be considered an illiquid investment. The Shares initially will not be listed on a national securities exchange, and there is currently no secondary market for the Shares. The Fund plans to seek to list the Shares for trading on a national securities exchange, such as the NYSE or Nasdaq, within twelve months of the effectiveness of its registration under the Investment Company Act. However, there can be no assurance that the Fund will meet the applicable listing requirements or the intended timing. Therefore it is uncertain whether a secondary market for the Shares will develop, and on what timeline. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe. You should invest in the Fund only money that you can afford to lose, and you should not invest in the Fund money to which you will need access in the short-term or on a frequent basis.

Summary of Principal Risks of the Fund

Investing in the Shares involves a number of significant risks. Below is a summary of some of the principal risks of investing in the Fund. Before you invest in the Shares, you should be aware of various risks, including those described below. For a more complete discussion of the risks of investing in the Fund, see “Principal Risks of Investing in the Fund.”

Risks Related to Our Business and Our Structure

●	The Fund has a limited operating history as a closed-end management investment company, although the Fund continues the investment program of the Predecessor Fund and holds the Predecessor Fund’s investment portfolio.

●	The Fund may lack investment diversification across sectors.

●	Adverse market conditions may have a material adverse impact on the Fund’s portfolio companies and the Fund’s returns.

●	Political, social and economic uncertainty risks could have a material adverse effect on the Fund.

●	A cyber-attack could have a material adverse effect on the Fund.

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●	The U.S. has recently enacted and proposed to enact significant new tariffs, which may affect the business of the Fund’s portfolio companies.

●	The loss of the services of any key personnel of the Adviser or the loss of reliable data could have a material adverse effect on the Fund’s financial condition and results of operations.

●	The Fund’s financial condition and results of operations depend on its ability to achieve its investment objective.

●	The Fund will likely experience fluctuations in its quarterly results, and it may be unable to replicate past investment opportunities.

●	The Fund operates in a highly competitive market for direct equity investment opportunities, and its inability to make investments could adversely affect its performance.

●	Changes in laws or regulations governing the Fund’s operations may adversely affect its business.

●	Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our NAV.

●	Our investments will represent minority stakes in privately held companies, such that we will have limited influence over the operations of our portfolio companies.

●	We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal income tax on our net taxable income.

●	We cannot predict how new tax legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

●	Our Board may change our non-fundamental investment policies and our investment strategies without prior notice or stockholder approval, the effects of which may be adverse.

●	The Fund has indemnification obligations.

Risks Related to Our Investments

●	There are risks inherent in investing in venture-backed companies.

●	The Fund’s investments in portfolio companies may be extremely risky, and the Fund could lose all or part of its investments.

●	The Fund may not realize gains from its investments, may be compelled to liquidate its investments at a loss as a result of the actions of majority stockholders and, because certain of the portfolio companies may incur substantial debt to finance their operations, the Fund may experience a complete loss on its investment in the event of a bankruptcy or liquidation of any of the portfolio companies.

●	The lack of liquidity in, and potentially extended holding period of, many of the Fund’s investments may adversely affect its business.

●	We rely on the Adviser’s Selection Model to identify investments for the Fund, and there can be no assurance that the use of this model will achieve the desired results.

●	Technology-focused companies in which the Fund invests are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences, and periodic downturns.

●	We are subject to risks associated with artificial intelligence.

●	Indirect investments in portfolio companies involve substantial risks, including that the portfolio company may not recognize our investment and may actively seek to obstruct it.

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●	Due to transfer restrictions and the illiquid nature of the Fund’s investments, the Fund may not be able to purchase or sell its investments when the Adviser determines it best to do so.

●	The Fund may be subject to lock-up provisions or agreements that could prohibit it from selling its investments for a specified period of time.

●	There are significant potential risks relating to holding portfolio company securities following an initial public offering (“IPO”).

●	The Fund will not hold a controlling interest in and will not seek to influence the management of any of its portfolio companies.

●	Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

●	There are risks associated with investing in SPVs or similar investment structures, including that the Fund will bear its pro rata portion of expenses on investments in SPVs, will have no direct claim against underlying portfolio companies, and will rely on the SPV manager for all decisions, voting rights, and communication.

●	The Fund’s ability to make follow-on investments may be limited.

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FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses (based on average net assets) that the Fund expects to incur and that stockholders can expect to bear directly or indirectly. The expenses in this table are estimates for the current fiscal year. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “SignalRank” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Fund.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	5.0%
Annual Fund Operating Expenses (as a percentage of average net assets attributable to Shares):(1)
Management Fee(2)	2.50%
Interest Payments on Borrowed Funds(3)	None
Other Expenses(2)(4)
Operating Expenses(4)	[●]	%
Total Annual Fund Operating Expenses	[●]	%

(1)	Assumes average net assets of approximately $[●] for the first twelve months of operations. Represents annualized Fund Operating Expenses.
(2)	Under the Investment Management Agreement, the Fund pays the Adviser a Management Fee, computed and paid quarterly in advance at a quarterly rate of 0.625% (equivalent to an annual rate of 2.50%) of the Fund’s AUM. For purposes of the Investment Management Agreement, the term “AUM” means the net asset value of the Fund, comprising the fair value of the Fund’s portfolio of equity investments and the Fund’s cash and cash equivalents, less the Fund’s total liabilities (including accrued but unpaid expenses and any borrowings), in each case determined by the Adviser as the Board’s Valuation Designee pursuant to Rule 2a-5 under the 1940 Act, and in accordance with the valuation procedures approved by the Board.
(3)	The Fund does not anticipate using leverage during its first 12 months of operations.
(4)	“Other Expenses” are based on estimated net assets of $[●] million and anticipated expenses for the Fund’s first twelve months of operations, and include the Fund’s accounting, insurance, legal and auditing fees, organizational and offering costs, as well as fees paid to the administrator, the transfer agent, the custodian, our outsourced Chief Compliance Officer and Principal Financial Officer, the Independent Directors and any other operating expenses. The Fund’s estimated organizational and offering expenses (including pre-effective expenses) for the initial twelve-month period of investment operations are $[●] or [●]% of $[●] million in estimated average net assets during the first twelve months of operations.

Example

The following example illustrates the expenses (including any applicable sales load) that you would pay on a $1,000 investment in the Shares, assuming a 5% annual return.(1)

	1-Year		3-Year		5-Year		10-Year
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	[●]	$	[●]	$	[●]	$	[●]

(1)	The example above should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. The example assumes that all distributions, if any, are reinvested at net asset value and that the Other Expenses set forth in the Annual Fund Operating Expenses table are accurate and that the Total Annual Fund Operating Expenses (as described above) remain the same for all time periods shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents we incorporate by reference herein, contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Fund, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

●	our future operating results, including our ability to achieve objectives;

●	our business prospects and the prospects of our portfolio companies;

●	the impact of investments that we expect to make;

●	our contractual arrangements and relationships with third parties;

●	the dependence of our future success on the general economy and its impact on the industries in which we invest;

●	market conditions and our ability to access capital;

●	the ability of our portfolio companies to achieve their objectives;

●	the valuation of our portfolio companies, particularly those having no liquid trading market;

●	our expected financings and investments;

●	the adequacy of our cash resources and working capital; and

●	the timing of cash flows, if any, from our investments.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

●	an inability to access the equity markets could impair our investment activities;

●	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy in the future;

●	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

●	the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions and cybersecurity attacks; and

●	the risks, uncertainties and other factors we identify in “Principal Risks of Investing in the Fund” elsewhere in this prospectus and in our filings with the SEC.

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THE FUND

The Fund is a Maryland corporation registered under the 1940 Act as a diversified, closed-end management investment company. The Fund has a limited operating history as a registered closed-end management investment company. An investment in the Fund may not be appropriate for all investors. The Fund was organized as a Maryland corporation on February 27, 2026, pursuant to articles of incorporation. The Fund’s principal office is located at 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202.

SignalRank AI Corp., a Delaware corporation, is our investment adviser (the “Adviser”) and manages our investments subject to the supervision of the Fund’s board of directors (the “Board” and each member a “Director”).

On June 30, 2026, prior to the filing of this registration statement, Signal Rank Corp., a private fund organized under the laws of the State of Delaware that was not registered under the Investment Company Act (the “Predecessor Fund”), reorganized with and into the Fund (the “Reorganization”). Upon completion of the Reorganization, the Fund acquired the Predecessor Fund’s portfolio of 61 preferred equity investments in venture-backed companies, along with its assets and liabilities, to which the Fund continues to add portfolio companies incrementally. The Fund’s operations commenced upon completion of the Reorganization. The Fund is the successor by merger to the Predecessor Fund and continues its investment program. The Predecessor Fund maintained an investment objective and investment strategies, policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment professionals.

Prior to the Fund’s listing on a national securities exchange and the public offering of Shares, the Fund will offer shares in a private offering in reliance on an exemption from registration provided by Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

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USE OF PROCEEDS

We intend to use the net proceeds from this offering to make additional investments in accordance with our investment objective and strategies described in this prospectus, thereby supplementing the existing portfolio acquired from the Predecessor Fund, as well as for payment of organizational and offering expenses and other general corporate purposes. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. We will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments.

We currently anticipate being able to invest proceeds from the sale of our Shares within twelve months of receipt (see “Plan of Distribution”), subject to the availability of appropriate investment opportunities consistent with the Fund’s investment objective and market conditions. It may take more than twelve months to invest all of the net proceeds of the offering of our securities, in part because investments in venture-stage companies often have an unpredictable cadence. Proceeds that are not immediately invested in appropriate investment opportunities consistent with the Fund’s investment objective will be held in a money market account or similar short-term, interest bearing instruments.

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THE FUND’S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment objective is non-fundamental and may be changed by a vote of the Fund’s Board of Directors, without stockholder approval. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund seeks to achieve its investment objective through systematic investment in the preferred equity of private, venture-backed companies at the Series B financing stage. Venture-backed companies are early- through late-stage companies with high growth potential, in multiple sectors. A Series B financing is the second or third major round of funding for venture-backed companies and generally takes place when a company has accomplished certain milestones in developing its business and is past the initial startup stage. Series B funding is typically used to scale operations, expand market reach, and build infrastructure after proving the company’s business model in the earlier funding rounds.

The Fund is designed to combine (i) a rules-based portfolio construction methodology and (ii) repeatable access to primary venture financings, with the goal of building a set of private-company positions designed around four core principles:

1.	Exclusive entry point at Series B. The Fund focuses on investing at a single stage of company development to promote comparability across opportunities and enable a repeatable selection and execution process.

2.	Preferred equity exposure. The Fund intends to invest by purchasing preferred equity securities via SPVs, issued directly by portfolio companies in connection with Series B financings.

3.	Systematic selection. The Fund’s investment selection process is determined by the Adviser’s proprietary, systematic scoring model (the “Selection Model”) applied to Series B financings. The Adviser’s Selection Model profiles venture capital investor performance up to the Series B round of a particular company. By focusing on investor performance, the model is designed to optimize for companies where the best seed and Series A investors combine with the best Series B investors, all of whom excel at selection and due diligence at the specific investment stages. This approach captures the investors’ appraisal of the company’s performance and potential. The Selection Model learns by constantly scoring and ranking the best investors against outcomes. The Selection Model works in two phases. First, it profiles all new pre-seed, seed, and Series A funding events. Second, it reviews all publicly available funding rounds from our data providers to select those companies with high scores that correlate to indications of being future successes. Only companies that meet a defined threshold are qualified for investment by the Fund. This threshold continuously adapts to market activity to ensure that the Selection Model is consistently targeting the top 10% of Series B financings globally in each annual “cohort,” meaning the group of investments selected each year by the Fund.

4.	Portfolio construction. The Fund targets equal-weight investments that are made at a steady pace of investment. Because of the nature of the Fund’s investments in venture-backed companies, the Fund expects that its investment portfolio will be focused on U.S. companies operating in the technology sector, but the Fund will seek to invest across sectors and geographies. The Fund currently holds a portfolio of approximately 67 preferred equity positions, including 61 preferred equity positions acquired from the Predecessor Fund, and intends to continue building toward a target of approximately 150 positions over time by adding approximately 30 new investments per year, subject to market opportunity, available capital, access, and other considerations. The Fund may invest smaller or larger amounts in particular financings based on allocation constraints, structural considerations, operational constraints, and portfolio construction considerations.

Series B Focus

The Fund intends to invest only in private companies raising capital in Series B financings. The Fund believes the Series B stage can offer a combination of (i) increased operating and market validation relative to earlier-stage financings and (ii) continued upside participation relative to later-stage outcomes, while retaining a consistent structural and informational framework for systematic investment selection.

The Fund’s Series B focus is intended to support a repeatable strategy that relies on consistent deal structures, comparable company maturity, and standardized underwriting inputs, while still providing diversification across industries and business models.

Primary Preferred Equity Purchased Directly from Issuers

The Fund intends to invest only in Series B preferred equity securities issued by portfolio companies in primary transactions. The Fund does not intend to acquire common equity as a principal strategy, and does not intend to purchase secondary interests from existing stockholders as a principal strategy.

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The Fund effects certain investments through special purpose vehicles (“SPVs”) that are wholly owned by the Fund, or that are managed by a third party and in which the Fund participates alongside other investors. Each SPV holds the Fund’s investment in a single portfolio company or financing. In connection with these investments, the Fund enters into arrangements with the third parties that provide access to the specific investment opportunities. Under these arrangements, upon a realization event, the Fund typically is entitled to receive the return of its invested capital plus at minimum 80% of the profits, with the remaining portion of the profits payable to the applicable partner pursuant to a profit-sharing arrangement. The particular percentages may vary by investment.

Preferred equity investments may include, as applicable:

●	liquidation preference rights;

●	dividend rights (including non-cumulative or cumulative dividends);

●	conversion rights into common equity;

●	anti-dilution protections;

●	protective provisions and other customary consent rights; and

●	other rights and preferences negotiated in connection with the financing.

While preferred equity may include certain contractual protections relative to common equity, these rights may not provide protection against all risks, including the risk of partial or total loss.

Pro Rata Participation as a Core Sourcing and Allocation Mechanism

The Fund’s strategy is designed to obtain participation in Series B financings through structured access to pro rata allocation rights held by early-stage investors in their portfolio companies. Pro rata allocation rights give existing investors the proportional opportunity to buy new shares in a company’s future funding rounds, preventing those investors from being diluted and enabling those investors to maintain their ownership percentage. The Fund expects that, in many instances, early-stage investors may have contractual rights to participate in subsequent rounds but may not have sufficient reserves to exercise those rights fully. The Fund’s strategy is to provide capital for Series B participation in these financings and, in doing so, seek access to otherwise highly competitive and capacity-constrained allocations.

The Fund expects to deploy capital predominantly into Series B opportunities where the Fund has identified (i) a qualifying financing, (ii) a preferred security structure consistent with the Fund’s requirements, and (iii) an allocation path through partner-sourced pro rata or similar rights.

Market Opportunity and Addressable Universe

The Fund’s strategy is designed to operate within a defined subset of the venture capital market characterized by:

●	Stage: Series B financings;

●	Security type: primary preferred equity issued by the company;

●	Access pathway: pro rata participation or similar partner-sourced allocation pathways; and

●	Selection filter: the Adviser’s Selection Model selects potential investments, as described in more detail below.

The Fund expects that only a portion of the overall venture market is addressable for the Fund’s strategy because (i) not all financings are accessible through the Adviser’s sourcing channels, (ii) not all financings meet the Fund’s security structure requirements, and (iii) the Fund’s systematic strategy applies a selectivity threshold.

The Adviser estimates that the portion of Series B pro rata participation opportunities within the highest-scoring subset of companies targeted by the Fund and the Selection Model (which the Fund expects to represent approximately the top 10% of Series B opportunities in any particular year) may represent approximately 10% of capital raised in that targeted cohort. As an illustrative reference point, the Adviser estimates that, in 2025, approximately $10 billion was raised in the top 10% of Series B financings, of which approximately $1 billion represented the pro rata participation opportunity targeted by the Fund’s strategy. These estimates are based on internal assessments, market observations, and third-party data sources the Adviser believes to be reliable, but such estimates are inherently uncertain and may change materially over time due to market cycles, shifts in venture financing activity, changes in access dynamics, and other factors.

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INVESTMENT PHILOSOPHY AND PROCESS

Systematic Selection Framework

The Fund’s strategy is informed by the Adviser’s Selection Model, which is intended to identify Series B financing opportunities that the Fund believes have relatively higher probabilities of attractive long-term outcomes than the broader Series B universe. The systematic approach is designed to:

●	support consistent filtering of a large opportunity set;

●	reduce reliance on discretionary, single-deal decision making;

●	emphasize repeatability and comparability across investment candidates; and

●	enable portfolio breadth by improving selection scalability.

“Index-Like” Construction in Venture Markets

The Fund’s investment approach is intended to resemble a venture index in three respects:

●	Rules-based selection: The Fund’s investment “yes/no” signal is generated systematically by the Adviser’s Selection Model from investor, round, and company scores derived at the Series B, as described in more detail below.

●	Breadth and cohort deployment: The Fund expects to pursue diversification by building a broad portfolio over multiple annual cohorts, with an equal-weight orientation at entry and a targeted pace of new investments. While the Fund’s investment process is sector-agnostic and open to investments across sectors and geographies, because of the nature of the Fund’s investments in venture-backed companies, the Fund expects that the preferred equity securities in which it invests will be focused on the technology sector and on U.S.-based companies.

●	Passive investor: The Fund is a passive investor in its portfolio, relying on the expertise of the high scoring lead investors in its portfolio companies to drive value creation and ultimately returns.

We do not track a benchmark index but rather rely on a proprietary, rules-based index portfolio construction methodology, implemented using the Selection Model, to identify and maintain a portfolio of Series B preferred-equity investments meeting defined eligibility criteria and scoring thresholds. We invest in the top scoring companies at the Series B round.

Signal Components: Investor Score, Round Score, and Company Score

The Adviser’s Selection Model is designed to generate an affirmative or negative investment signal based on quantitative scoring inputs focused exclusively on Series B financings. The Fund’s signal components are derived from three primary score categories:

●	Investor score, intended to reflect characteristics and historical patterns of investors participating in all venture rounds, including Series B rounds. The investor score uses a short performance window to score every investor at every stage (pre-seed, seed, Series A and so on). Investors are ranked based on attributes such as their average Multiple on Invested Capital (which measures an investment’s performance by dividing the total value by the capital invested), the number of “unicorns” they have backed, and their “investment efficiency” (unicorn percentage among their total investments) over a recent rolling period. The score is updated daily based on real-time results;

●	Round score, intended to aggregate the scores of all investors in a funding round, scoring the group of investors. Each funding round a company has completed receives a score derived from the quality of the investors who participated in that round; and

●	Company score, intended to reflect the total of all round scores to date in the life of a company, including, for example, the increase in value of a company from one funding round to the next and how quickly that value is growing across rounds. Company score at Series B is core to the Fund’s goal of discovering the top 10% of Series B opportunities globally, as determined by the Selection Model, at the time of the Series B financing.

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The Fund’s scoring approach is designed to be systematic and repeatable. We score investors, rounds and companies based on data from our third-party data suppliers that is updated daily to produce a platform that continuously adapts to private markets. The Fund does not rely on discretionary financial forecasting, management-provided projections, or traditional fundamental company analysis as a principal driver of the investment “yes/no” decision. Instead, the Selection Model relies on proprietary algorithms that quantify the investment decisions and performance of top-tier venture capital investors. Information may be reviewed for fact-checking, legal documentation, and closing purposes, but the identification of a potential investment is derived from the Selection Model.

Data Inputs and Limitations

The Adviser’s Selection Model uses inputs derived from venture market and company-level data, including financing and syndicate metadata and other observable indicators that the Fund deems relevant to constructing its investor, round, and company scores at the Series B stage. These data inputs include factors such as backtested performance scores based on value produced from recent investments by each participating investor in funding rounds at the same stage, among others. The availability, quality, and timeliness of these inputs may vary significantly across companies and sectors based on the data received from our third-party data suppliers. The Adviser incorporates heuristics or other statistical techniques to address missing or inconsistent data, and such techniques may introduce additional model accuracy risk.

Scoring, Ranking, and Thresholding

The Adviser will apply the Selection Model to score and rank Series B opportunities and to identify a targeted subset of opportunities for potential investment by the Fund. The Adviser may establish scoring thresholds, ranking cutoffs, and other decision rules intended to identify the cohort of opportunities consistent with the Fund’s strategy.

The Adviser may adjust scoring thresholds, weighting approaches, and decision rules over time, including to reflect changes in market conditions, evolving datasets, observed model performance, and governance decisions. The Adviser expects that the Selection Model will be iterative and include periodic recalibration and enhancement. Pursuant to the Fund’s Investment Management Agreement with the Adviser, the Adviser is responsible for, at its sole cost and expense, providing, operating, funding, and continuously improving and maintaining the Selection Model (see “Management of the Fund – Investment Management Agreement” below).

Governance, Controls, and Human Oversight

The Adviser maintains governance and controls around the selection framework, including, but not limited to, documentation of model versions, scoring criteria, and parameter updates; periodic review of model outputs for anomalies or inconsistencies; monitoring for data drift or structural market changes that could affect performance; and oversight processes intended to support consistent application of decision rules. No model can predict outcomes with certainty. The Fund’s systematic approach may underperform discretionary approaches during certain market regimes and does not eliminate the risk of loss, including total loss.

Sourcing, Access Strategy, and Relationship Model

Partner Network and Allocation Pathways

The Fund intends to source investment opportunities primarily through relationships with venture capital firms, seed funds, micro-VCs (which are smaller, specialized venture capital funds that focus on investing in very early-stage startups), and other early-stage investors that have follow-on investment rights in portfolio companies.

The Fund’s strategy is designed to be complementary to these partners by providing a consistent source of Series B follow-on capital, enabling partners to maintain or increase exposure to their successful early-stage investments, and reducing pressure on partners’ reserve capital constraints.

Participation Mechanics and Execution

The Fund expects to participate in Series B rounds by purchasing preferred equity via SPVs, issued directly by portfolio companies and typically on terms set by the lead investors in the financing round. The Fund expects to have limited ability to negotiate terms, particularly where allocations are obtained through pro rata rights. Nonetheless, the Fund intends to make investments with documentation and terms the Fund believes are customary for the round and consistent with the Fund’s requirements.

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Competition

Competition for access to Series B allocations is significant. Many financings may be oversubscribed, and allocations may be limited or unavailable. The Fund may be unable to invest in certain companies that score highly under the Fund’s framework due to access constraints, allocation sizes, timing, transfer restrictions, issuer limitations, or other factors.

Portfolio Construction and Investment Pacing

Target Portfolio Size and Pace

The Fund currently holds approximately 67 preferred equity positions, including 61 preferred equity positions acquired from the Predecessor Fund, and intends to continue building towards a portfolio of approximately 150 positions over time. The Fund will pursue this target by initially adding approximately 30 new investments per year, subject to market opportunity, available capital, access, and other considerations, from a qualifying pool that represents approximately 7-12% of all Series B rounds in any given year.

Target Position Size and Annual Deployment

The Fund’s strategy contemplates a target average initial investment size of approximately $5 million per investment, implying potential deployment of approximately $150 million across 30 investments annually, though actual deployment may vary materially depending on financing sizes, allocation availability, and the Fund’s capital resources. The Fund may invest smaller or larger amounts in particular financings based on allocation constraints, structural considerations, operational constraints, and portfolio construction considerations. The Fund’s ability to invest at these levels will be dependent on the Fund’s ability to raise investable capital through sales of the Shares or to exit existing investments in portfolio companies successfully via customary venture liquidity events (see below under “Exit Strategies”).

Equal-Weight Orientation at Entry

The Fund intends to pursue an equal-weight orientation at the time of investment to support diversification and reduce reliance on single-name outcomes. The Fund may deviate from this equal-weight intention based on practical considerations, including allocation sizes and the Fund’s assessment of risk. The amount of each investment will depend on the Fund’s available capital.

Potential Concentration

Even though the Fund will target a large number of holdings over time, the Fund may at certain periods hold a more concentrated portfolio. This will be particularly true in the event that a subset of the Fund’s portfolio companies is highly successful and achieves valuation levels that are much higher than the Fund’s other holdings.

Investment Decision Process and Management Override

The Fund expects that investment decisions will be implemented through an internal process that generally includes:

●	systematic scoring and screening through the Adviser’s Selection Model applied to Series B financings, including investor score, round score, and company score;

●	confirmation that the financing and security terms are consistent with the Fund’s investment requirements (including that the Fund will acquire preferred equity in a primary issuance on the issuer’s capitalization table);

●	legal due diligence and documentation review (including review of purchase agreements, charter documents, investor rights agreements, transfer restrictions, and related provisions);

●	compliance review (including conflicts and other regulatory or policy checks); and

●	final execution and closing procedures.

The Selection Model is designed to generate an affirmative or negative investment signal for eligible Series B financings. An affirmative signal is a necessary condition for an investment to proceed. The Adviser retains discretion to decline an investment notwithstanding an affirmative signal based on legal diligence findings, documentation issues, fact-checking results, compliance concerns, allocation size, structural constraints, operational constraints, or portfolio construction considerations. However, the Adviser does not have discretion to approve an investment that receives a negative signal from the Selection Model.

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Legal Due Diligence, Compliance, and Fact-Checking

Legal Documentation Review

The Adviser will conduct legal diligence primarily focused on documentation and enforceability, which may include review of:

●	stock purchase agreements;

●	amended and restated charters or certificates of incorporation;

●	investor rights agreements, voting agreements, right of first refusal and co-sale agreements, and related transaction documents;

●	capitalization representations, option plan authorizations, and related disclosures included in transaction documents;

●	transfer restrictions, consent requirements, rights of first refusal, and other constraints relevant to ownership and transferability; and

●	closing deliverables and customary legal opinions or certificates, if any.

Compliance Review

The Adviser will maintain compliance processes intended to address applicable regulatory requirements and internal policies, including as applicable:

●	conflict of interest reviews and related-party considerations;

●	sanctions, restricted party, and other screening procedures, as appropriate to the Fund’s operations and counterparties; and

●	recordkeeping and process controls intended to support consistent execution.

Fact-Checking

The Adviser expects to conduct fact-checking intended to confirm key representations and closing conditions relevant to execution. Fact-checking may include confirmation of basic issuer identity, financing terms as documented, capitalization mechanics as disclosed in the transaction documents, and other closing-related facts. Fact-checking is not intended to replicate traditional fundamental diligence and is not a principal driver of the systematic investment signal.

Portfolio Monitoring

The Adviser will monitor the Fund’s portfolio companies through a combination of:

●	periodic updates from our venture capital firm partners, to the extent available. The Fund is a passive investor and does not seek information rights directly from portfolio companies;

●	partner network communications and syndicate information sharing;

●	observed financing activity and valuation reference points;

●	internal tools for monitoring and recordkeeping; and

●	secondary market transactions in the companies’ shares.

The Fund will not control portfolio companies and has no information rights relative to their lead investors or board members.

Exit Strategies

The Fund expects that realizations may occur through customary venture liquidity events, including:

●	initial public offerings and subsequent market liquidity;

●	mergers and acquisitions;

●	recapitalizations; and

●	structured or negotiated sales of securities, where permitted by documentation and company transfer restrictions.

The timing and magnitude of realizations are uncertain and may be materially affected by capital markets conditions and company-specific outcomes.

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LEVERAGE

The Fund does not currently use leverage and does not intend to use leverage within its first year of operations. The Fund currently has no plans to use leverage and does not intend to borrow, issue senior securities, or otherwise employ leverage in the near term. In the future, as the Fund grows in size and its investment portfolio includes a greater proportion of seasoned and liquid assets, the Fund may elect to use limited leverage, including borrowing from financial institutions, solely for reinvestment purposes and not to materially alter the Fund’s risk profile. Any such leverage would be subject to approval by the Fund’s Board of Directors and the asset coverage and other limitations imposed by the Investment Company Act.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks the Fund will face. Additional risks and uncertainties not presently known to the Fund or not presently deemed material may also impair the Fund’s operations and performance. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially and adversely affected. In such case, the Fund’s net asset value (“NAV”) could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Our Structure

The Fund has a limited operating history as a closed-end management investment company, although the Fund continues the investment program of the Predecessor Fund and holds the Predecessor Fund’s investment portfolio.

The Fund has a limited operating history as a closed-end management investment company. As such, there is a limited basis upon which a potential investor can evaluate the Fund’s ability to achieve its stated investment objective. While the Fund is the successor to the Predecessor Fund and continues its investment program, holding the Predecessor Fund’s portfolio of 61 preferred equity investments in addition to preferred equity investments made since the closing of the Reorganization, the past investment performance of the Predecessor Fund, or any investments managed by the Predecessor Fund, or the officers or other investment professionals of the Fund, cannot be construed as any indication of the future results of an investment in the Fund. Although certain officers and other investment professionals of the Fund, both individually and together, have experience investing in venture transactions, their past experience cannot be relied upon as an indicator of the ability of the Fund to execute on its investment strategy and achieve its investment objectives. While the Adviser intends to make portfolio investments that have estimated returns commensurate with the uncertainties involved, there can be no assurance that the Fund will be able to implement its investment strategy or achieve its investment objectives or that any stockholder will receive a return of capital. Stockholders should have the ability to sustain the loss of their entire investment in the Fund. Additionally, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of your investment could decline substantially or become worthless.

The Fund may lack investment diversification across sectors.

The Fund expects to pursue diversification by building a broad portfolio over multiple annual cohorts, with an equal-weight orientation at entry and a steady pace of new investments. While the Fund’s investment process is sector-agnostic and open to investments across sectors and geographies, because of the nature of the Fund’s investments in venture-backed companies, the Fund expects that the preferred equity securities in which it invests will be focused on the technology sector and on U.S.-based companies. The Fund may also have a significant portion of investments in the securities of a single issuer, particularly in the event that a subset of the Fund’s portfolio companies is highly successful and achieves valuation levels that are much higher than the Fund’s other holdings.

A relatively high concentration of assets could result in a portfolio that may be more vulnerable to fluctuations in value resulting from adverse conditions that may affect the economy, a particular industry or sector, or a segment of issuers than would otherwise be the case if the Fund were diversified across sectors. Consequently, significant declines in the fair value of the Fund’s larger positions and/or positions in technology-focused companies will produce a material decline in the Fund’s NAV.

Adverse market conditions may have a material adverse impact on the Fund’s portfolio companies and the Fund’s returns.

The value of, and any income generated by, the securities in which the Fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rate changes, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, exchange trading suspensions and closures, infectious disease outbreaks, or pandemics. Rapid or unexpected changes in market conditions could cause the Fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

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Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs, and significantly lower interest rates. These actions may result in significant expansion of public debt and greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Political, social and economic uncertainty risks could have a material adverse effect on the Fund.

Social, political, economic, and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments, and other systems, including the financial markets, to which the Fund and the issuers in which it invests are exposed. As global systems, economies, and financial markets are increasingly interconnected, events that once had only local impacts are now more likely to have regional or even global effects. Events that occur in one country, region, or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives, and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less, or different governmental regulation and supervision of the securities markets and market participants and increased, decreased, or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limitations on the activities of investors in such markets; controls or restrictions on foreign investment, capital controls, and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

Recent examples of the above include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and among Hamas, Israel, Iran and the United States in the Middle East. Russia’s invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. Additionally, the ongoing armed conflicts among Hamas, Israel, Iran and other militant groups in the Middle East, as well as recent military action in Iran by the United States, and related events may cause significant market disruptions and volatility. These events may adversely affect regional and global economies, including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas, and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Fund invests in securities of issuers located in Russia, Ukraine, Israel, Iran and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.

U.S. and global markets have experienced increased volatility, including as a result of failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and companies in which it invests. For example, if a bank in which the Fund or a portfolio company has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or portfolio company. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility, and/or other services to a portfolio company fails, the portfolio company could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by portfolio companies remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services, or result in the portfolio companies being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and portfolio companies, both from market conditions and potential legislative or regulatory responses, is uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, due to developments in the banking industry or otherwise (including because of delayed access to cash or credit facilities), could have an adverse impact on the Fund and its portfolio companies.

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Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which it invests. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type, and the Fund will be negatively impacted if the value of its portfolio holdings decreases as a result of such events and the uncertainty they cause. There can be no assurance that emerging events will not cause the Fund to suffer a loss of any or all of its investments or interest thereon. The Fund will also be negatively affected if the operations and effectiveness of the issuers in which the Fund invests or their key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

A cyber-attack could have a material adverse effect on the Fund.

Like other business enterprises, the use of the internet and other electronic media and technology exposes the Fund and its service providers to potential operational and information security risks from cyber-security incidents, including cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of stockholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private stockholder information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, cause reputational damage, and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for trading counterparties and issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as client, counterparty and employee information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incident that affects our data, resulting in increased costs and other consequences as described above. The nature of malicious cyber-attacks is becoming increasingly sophisticated; the Fund cannot control the cyber-security systems of issuers or third-party service providers; and there are inherent limitations to risk management plans and systems, including that certain current risks may not have been identified and additional unknown threats may emerge in the future. There is also a risk that cybersecurity breaches may not be detected.

The U.S. has recently enacted and proposed to enact significant new tariffs, which may affect the business of the Fund’s portfolio companies.

The U.S. has recently enacted, and proposed to enact, significant new tariffs and trade restrictions. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict the Fund’s portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact the Fund’s business.

The loss of the services of any key personnel of the Adviser or the loss of reliable data could have a material adverse effect on the Fund’s financial condition and results of operations.

The management and governance of the Fund depend on the services of certain key personnel of the Adviser. The loss of the services of any key personnel of the Adviser could have a material adverse effect on the Fund’s financial condition and results of operations.

The Fund will rely on the Adviser’s investment personnel to manage the Fund’s investments, including sourcing and due diligence. Consequently, the Fund’s ability to achieve its investment objectives depends in large part on the Adviser’s ability to identify attractive investment opportunities. This means that the Fund’s investments are dependent upon the relationships of the Adviser and its personnel with venture capital firms, seed funds, micro-VCs, and other early-stage investors, the Adviser’s ability to successfully hire, train, supervise, manage and retain its personnel and its ability to maintain its operating systems. If the Adviser were to lose the services provided by its key personnel, the Fund’s investments and growth prospects may decline.

In addition to key personnel of the Adviser, the Adviser relies extensively on third-party information and data sources to make investment decisions. Errors or inaccuracies in such third-party information could lead to flawed investment decisions and negatively impact the Fund’s performance.

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The Fund’s financial condition and results of operations depend on its ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to identify, analyze, and invest in portfolio companies that meet its investment criteria. There can be no assurance that the Fund will be successful in investing in portfolio companies that meet its investment criteria, or that the Fund will achieve its investment objective. It may be difficult to implement the Fund’s strategy unless the Fund maintains a meaningful amount of assets. Even if the Fund is able to grow and build upon its investment operations, any failure to manage growth effectively could have a material adverse effect on the Fund’s business, financial condition, results of operations and prospects. The Fund’s results depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets, and economic conditions.

The Fund will likely experience fluctuations in its quarterly results, and it may be unable to replicate past investment opportunities.

The Fund will likely experience fluctuations in its quarterly operating results due to a number of factors, including the rate at which it makes new investments, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in the markets, and general economic and market conditions. These fluctuations may, in certain cases, be exaggerated as a result of the Fund’s focus on realizing capital gains rather than current income from its investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

The Fund operates in a highly competitive market for direct equity investment opportunities, and its inability to make investments could adversely affect its performance.

A large number of entities compete with the Fund to make the types of direct equity investments that the Fund targets as part of its business strategy. The Fund competes for such investments with a large number of private equity and venture capital funds, secondary market funds, other equity and non-equity-based investment funds, investment banks, and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of the Fund’s competitors are substantially larger than the Fund and have considerably greater financial, technical, and marketing resources than the Fund does. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than the Fund does. There can be no assurance that the competitive pressures the Fund faces will not have a material adverse effect on its business, financial condition, and results of operations. Also, as a result of this competition, the Fund may not be able to take advantage of attractive investment opportunities from time to time, and the Fund can offer no assurance that it will be able to identify and make direct equity investments that are consistent with its investment objective. To the extent the Fund is unable to make investments in portfolio companies, an over-allocation of its assets in cash could have an adverse effect on the overall performance of the Fund, as investments in cash and cash equivalents may not earn significant returns.

Changes in laws or regulations governing the Fund’s operations may adversely affect its business.

The Fund and its portfolio companies are subject to regulation by laws at the local, state, and federal levels. These laws and regulations, as well as their interpretations, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on the Fund’s business and the value of your investment. Changes in tax laws or interpretations by regulatory bodies such as the Internal Revenue Service (the "IRS") could negatively affect the tax consequences of the Fund’s investment transactions or its ability to maintain its intended tax treatment.

Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our NAV.

Our portfolio investments will typically not be in publicly traded securities. As a result, although we expect that some of our equity investments may trade on private secondary marketplaces, a market value for our direct investments in portfolio companies will typically not be readily determinable. Under the 1940 Act, for our investments for which there are no readily available market quotations, including securities that, while listed on a private securities exchange, have not actively traded, we will value such securities at fair value monthly as determined in good faith by our Valuation Designee in accordance with our written valuation procedures and subject to oversight by the Board. The types of factors that the Valuation Designee takes into account in its determinations of fair value include, as relevant and, to the extent available, the valuation of the investment as of the portfolio company’s latest funding round, information available in the marketplace and from our venture capital firm partners, and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. See “Determination of Net Asset Value – Fair Value” below for more information on our process of fair valuing our private portfolio holdings.

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Our investments will represent minority stakes in privately held companies, such that we will have limited influence over the operations of our portfolio companies.

Our investments will represent minority stakes in privately held companies. In addition, during the process of exiting investments, we are likely to hold minority equity stakes if portfolio holdings are taken public. As is the case with minority holdings in general, such minority stakes that we may hold will have neither the control characteristics of majority stakes nor the valuation premiums accorded majority or controlling stakes. We will also invest in companies for which we have no right to appoint a director or otherwise exert significant influence.

In such cases, we will be reliant on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom we are not affiliated and whose interests may conflict with our interests.

We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal income tax on our net taxable income.

We are treated as a corporation for federal income tax purposes. We will not elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Thus, we are obligated to pay federal income tax, at corporate rates, on our net taxable income. We are also obligated to pay state income tax on our net taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us.

We cannot predict how new tax legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

Legislative or other actions relating to taxes could have a negative effect on us. The laws pertaining to U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The likelihood of any such legislation being enacted is uncertain. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could have adverse tax consequences, including by adversely affecting the U.S. federal income tax consequences to us or to our stockholders of an investment in the Fund.

Our Board may change our non-fundamental investment policies and our investment strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board has the authority to modify or waive our non-fundamental investment policies, our investment criteria and strategies without stockholder approval and without prior notice. We cannot predict the effect any changes to our current non-fundamental operating policies, investment criteria and strategies would have on our business, the NAV of the Fund and operating results. However, the effects might be adverse, which could cause you to lose all or part of your investment.

The Fund has indemnification obligations.

We have indemnification obligations. Such liabilities may be material and have an adverse effect on the returns to investors. Our indemnification obligations would be payable from our assets, and such indemnification obligations will survive the winding-up and dissolution of the Fund.

Risks Related to Our Investments

There are risks inherent in investing in venture-backed companies.

The types of investments that the Fund anticipates making are speculative and involve a high degree of risk. In general, financial and operating risks confronting portfolio companies can be significant. While targeted returns should reflect the perceived level of risk in any investment situation, there can be no assurance that the Fund will be adequately compensated for risks taken. A loss of an investor’s entire investment is possible. The timing of profit realization is highly uncertain and successes often require a long maturation.

Early-stage and development-stage companies often experience unexpected problems in the areas of product development, manufacturing, marketing, financing and general management, which, in some cases, cannot be adequately solved. In addition, such companies may require substantial amounts of financing which may not be available through institutional private placements or the public markets. In addition, the markets that such companies target are highly competitive and in many cases the competition consists of larger companies with access to greater resources. The percentage of companies that survive and prosper can be small.

The Fund’s investments in portfolio companies may be extremely risky, and the Fund could lose all or part of its investments.

Investment in portfolio companies involves a number of significant risks, including:

●	portfolio companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation, and the reduction or loss of the Fund’s investment;

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●	portfolio companies typically have limited operating histories, less established and comprehensive product lines, and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions, and consumer sentiment in respect of their products or services, as well as general economic downturns;

●	because the portfolio companies are privately owned, there is usually little publicly available information about these businesses; therefore, although management of the Fund performs due diligence on these portfolio companies, their operations, and their prospects, including review of independent research reports and market valuations of securities of such companies on alternative trading systems and other private secondary markets, the Fund may not be able to obtain all of the material information that would be generally available for public company investments, including financial or other information regarding the portfolio companies in which the Fund invests. Furthermore, there can be no assurance that the information that the Fund does obtain with respect to any investment is reliable;

●	portfolio companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on the Fund; and

●	portfolio companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion, or maintain their competitive position.

The Fund may not realize gains from its investments, may be compelled to liquidate its investments at a loss as a result of the actions of majority stockholders and, because certain of the portfolio companies may incur substantial debt to finance their operations, the Fund may experience a complete loss on its investment in the event of a bankruptcy or liquidation of any of the portfolio companies.

The Fund invests principally in the preferred equity securities of operating private companies. However, the securities the Fund acquires may not appreciate in value and, in fact, may decline in value. In addition, the private company securities the Fund acquires (or into which they are convertible) are often subject to drag-along rights. Drag-along rights are rights granted to a majority stockholder in a particular company that enable such stockholder to force minority stockholders to join in the sale of a company on the same price, terms, and conditions as any other seller in the sale. Such drag-along rights could permit other stockholders, under certain circumstances, to force the Fund to liquidate its position in a portfolio company at a specified price, which could be undesirable or even below the Fund’s cost basis. In this event, the Fund could realize a loss or fail to realize a gain in an amount that the Fund’s management deems appropriate on the Fund’s investment. Further, capital market volatility and the overall market environment may preclude the portfolio companies from realizing liquidity events and impede the Fund’s exit from these investments. The portfolio companies may make business decisions to forego or delay potential liquidity events, such as an initial public offering, which could delay the Fund’s realization of value. Accordingly, the Fund may not be able to realize gains from its investments, and any gains that it does realize on the disposition of any investments may not be sufficient to offset any other losses it experiences. The Fund will generally have little, if any, control over the timing of any gains it may realize from its investments. In addition, the portfolio companies in which the Fund invests may have substantial debt loads. In such cases, the Fund would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on its investment.

The lack of liquidity in, and potentially extended holding period of, many of the Fund’s investments may adversely affect its business.

The Fund’s investments are generally in non-publicly traded securities (unless one of the portfolio companies goes public or is acquired by a public company, and then only to the extent the Fund has not yet liquidated its securities holdings therein).

Although the Fund expects that certain of its equity investments will trade on private secondary marketplaces, certain of the securities held may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities. In addition, while some portfolio companies may trade on private secondary marketplaces, the Fund can provide no assurance that such a trading market will continue or remain active, or that the Fund will be able to sell its position in any portfolio company at the time the Fund desires to do so and at the price the Fund anticipates. The illiquidity of the Fund’s investments, including those that are traded on private secondary marketplaces, may make it difficult for it to sell such investments if the need arises. Also, if the Fund is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the carrying value of its investments. There is no limitation on the portion of the Fund’s portfolio that may be invested in illiquid securities, and a substantial portion or all of its portfolio may be invested in such illiquid securities from time to time.

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In addition, because the Fund deploys its capital to invest primarily in equity securities of private companies, realization events, if any, are unlikely to occur in the near term with respect to the majority of the portfolio companies. The Fund expects that its holdings of securities may require several years to appreciate in value and can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that the Fund’s stockholders could wait for an extended period of time before any appreciation or sale of the Fund’s investments may be realized.

We rely on the Adviser’s Selection Model to identify investments for the Fund, and there can be no assurance that the use of this model will achieve the desired results.

We rely on the Adviser’s Selection Model to identify investments for the Fund. This process is dependent on complex proprietary software, which requires constant development and refinement. Analytical, coding and implementation errors present substantial risks to complex models and quantitative investment management strategies. The Fund could be negatively affected by undetected software defects and is also dependent on the quality of the market data utilized by the model, changes in market conditions, creation and maintenance of the underlying software and the successful incorporation of the model’s output into the construction of the Fund’s investment portfolio. There is always a possibility of human error in the creation, maintenance and use of the Selection Model.

Algorithms and models such as those used by the Fund may contain inherent biases despite efforts to ensure neutrality, or they may not fully account for all the nuances in human behavior and market conditions. This could potentially lead to over- or under-weighting certain factors in the investment selection process. Further, the relationships among data sets can evolve over time, resulting from market dynamics, economic factors, or changes in law or regulation. Such changes might render previous algorithms and assessments less effective, potentially leading to suboptimal investment decisions. The testing and validation of the Adviser’s Selection Model are performed based on historical data and may not accurately predict future outcomes. There is a risk that the technologies we use might not perform as expected in different or changing market conditions. Moreover, no model can predict outcomes with certainty, and there is no certainty that a potential investment identified by the model will prove successful. The Adviser might not be able to effectively implement the model, and there can be no guarantee that the Fund will achieve the desired results. There can be no assurance that utilizing the Selection Model will yield better results than any other investment method. The Fund’s systematic approach may underperform discretionary approaches during certain market regimes and does not eliminate the risk of loss, including total loss.

Technology-focused companies in which the Fund invests are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences, and periodic downturns.

Because of the nature of the Fund’s investments in venture-backed companies, the Fund expects that its investments will be focused on technology and technology-related portfolio companies. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-focused companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the portfolio companies that are technology-focused companies may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that the Fund may hold. This could, in turn, materially adversely affect the Fund’s business, financial condition, and results of operations. The Fund’s technology-focused portfolio companies may face significant regulatory risks related to data privacy, cybersecurity, consumer protection laws, and antitrust concerns. New regulations or enforcement actions could adversely impact the operations, profitability, or valuation of these technology companies.

Because of the Fund’s focus on technology and technology-related companies, the value of the Fund’s interests may be susceptible to greater risk than an investment in a fund that invests in a broader range of securities. The specific risks faced by such companies include: rapidly changing science, technologies and consumer preferences; new competing products and improvements in existing products which may quickly render existing products or technologies obsolete; exposure, in certain circumstances, to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure, or unanticipated delays in securing, regulatory approvals; scarcity of management, technical, scientific, research and marketing personnel with appropriate training; the possibility of lawsuits related to patents and intellectual property; and rapidly changing investor sentiments and preferences with regard to technology-related investments (which are generally perceived as risky).

We are subject to risks associated with artificial intelligence.

In recent years, technological advances have fueled the rapid growth of artificial intelligence, including machine learning and similar tools and technologies that collect, aggregate, analyze or generate data or other materials (collectively, “AI”), in particular generative AI, and accordingly, the use of AI is becoming increasingly prevalent in a number of sectors. Recent technological advances in AI pose risks to the Fund and its portfolio investments. The Fund may invest in companies that incorporate generative AI (“Gen AI”) features into their products, such as embedding AI features across the software development lifecycle to generate other forms of content (“Gen AI Companies”). This new and emerging technology, which is in its early stages of commercial use, presents a number of inherent risks. Gen AI technologies can create accuracy issues, unintended biases, and discriminatory outcomes. There is a risk that Gen AI technologies could produce inaccurate or misleading content or other discriminatory or unexpected results or behaviors (e.g., AI hallucinatory behavior that can generate irrelevant, nonsensical, or factually incorrect results) that could have a material adverse effect on the reputation, business, or customers of Gen AI Companies. In addition, the use of AI involves significant technical complexity and requires specialized expertise. Any disruption or failure in the AI systems or infrastructure of Gen AI Companies could result in delays or errors in their operations, which could have a material adverse effect on the business and financial results of such companies, and accordingly on the performance of the Fund.

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In addition, the Adviser uses AI to support its investment process. Specifically, the Adviser utilizes AI tools to qualify investments identified by the Selection Model and to monitor existing portfolio companies. While AI may be utilized in connection with the Adviser’s research process, all decisions to invest in a portfolio company identified by the Selection Model or sell an existing investment will be made by the Adviser. The Adviser intends to periodically evaluate and/or adjust internal policies governing the use of AI by its personnel. Notwithstanding any such policies, the Fund will be directly subject to risks regarding the use of AI and machine learning technology.

The Fund and its portfolio investments could also be exposed to the risks of AI if third-party service providers or any counterparties, whether or not known to us, also use AI in their business activities. The Fund and its portfolio companies may not be in a position to control the use of AI technology in third-party products or services. Use of AI could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming accessible by other third-party AI applications and users. Inappropriate deployment of AI by a portfolio investment of the Fund could have a material adverse impact on such investment, and therefore a negative impact on the Fund and investors. In addition, the use of AI by bad actors could heighten the sophistication and effectiveness of cyber and security attacks experienced by the Fund and its portfolio companies.

Independent of its context of use, AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that AI technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error — potentially materially so — and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI technology. To the extent that the Fund or its portfolio investments are exposed to the risks of AI use, any such inaccuracies or errors could have adverse impacts on the Fund or its investments.

Indirect investments in portfolio companies involve substantial risks, including that the portfolio company may not recognize our investment and may actively seek to obstruct it.

The Fund may obtain exposure to portfolio companies indirectly by investing through SPVs or other such instruments. The underlying portfolio company may not be a party to and may not have approved or been informed of the counterparty’s or SPV’s transactions with us, unless otherwise disclosed. The portfolio company may, upon learning of the counterparty’s or SPV’s transactions, take steps to invalidate or frustrate them, demand that we stop purchasing portfolio company’s securities, or seek redress or retaliation against counterparties, us, or others. Should the portfolio company object to the creation of the SPV, it may take any number of steps to discourage or obstruct the transactions, including claiming that the counterparty transactions or SPV transactions violate the portfolio company’s agreements, claiming causes of action against counterparties or SPV sponsors or us, implementing defensive measures intended to discourage counterparties or SPV sponsors from selling the portfolio company’s securities to us, refusing to accept or process securities transfers, or claiming rights to rescind our transactions or trigger rights of refusal to purchase the portfolio company’s securities involved in our transactions. Should a portfolio company wish to prospectively discourage secondary transactions by us, it may adopt policies or securities-related documents that makes such transactions impractical. A portfolio company may also object to use of its name, intellectual property, or public or non-public information about it. A portfolio company may be under no obligation to approve or recognize transactions involving the portfolio company’s securities that occur as a result of forward transactions or through SPVs. Conversely, a portfolio company that does wish to endorse, approve, or participate in the transactions may face complex and costly regulatory requirements and exposure to risk for doing so, which could discourage it from approving or participating in the transaction.

Due to transfer restrictions and the illiquid nature of the Fund’s investments, the Fund may not be able to purchase or sell its investments when the Adviser determines it best to do so.

The Fund’s investments are, and are expected to continue to be, primarily in preferred equity securities of privately held companies. Such equity securities are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent. In order to complete a purchase of shares, the Fund may need to, among other things, give the issuer or its stockholders a particular period of time, often 30 days, in which to exercise a veto right, or a right of first refusal over the sale of such securities. The Fund may be unable to complete a purchase transaction if the subject company or its stockholders choose to exercise a veto right or right of first refusal. When the Fund completes an investment, it generally becomes bound to the contractual transfer limitations imposed on the subject company’s stockholders as well as other contractual obligations, such as tag-along rights (i.e., rights of a company’s minority stockholders to participate in a sale of such company’s shares on the same terms and conditions as a company’s majority stockholder, if the majority stockholder sells its shares of the company). These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO of a particular portfolio company, the Fund’s ability to liquidate such securities may be constrained. Transfer restrictions could limit the Fund’s ability to liquidate its positions in these securities if it is unable to find buyers acceptable to its portfolio companies, or, where applicable, their stockholders. Such buyers may not be willing to purchase the Fund’s investments at adequate prices or in volumes sufficient to liquidate its position, and even where they are willing, other stockholders could exercise their tag-along rights to participate in the sale, thereby reducing the number of shares sellable by the Fund. Furthermore, prospective buyers may be deterred from entering into purchase transactions with the Fund due to the delay and uncertainty that these transfer and other limitations create.

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The Fund intends to adhere to its primary investment strategy to “buy and hold” portfolio company securities. However, although the Fund believes alternative trading systems and other private secondary markets may offer an opportunity to liquidate the Fund’s private company investments, in the event the Fund needs to liquidate such securities prior to a portfolio company’s liquidity event (i.e., IPO or merger or acquisition transaction), there can be no assurance that a trading market will develop for the securities that it liquidates or that the subject companies will permit their shares to be sold through such platforms.

Due to the illiquid nature of most of the Fund’s investments, the Fund may not be able to sell these securities at times when the Adviser deems it necessary to do so or at all. Due to the difficulty of assessing the Fund’s NAV, the NAV for the Fund’s Shares may not fully reflect the illiquidity of the Fund’s portfolio, which may change on a daily basis, depending on many factors, including the status of the alternative trading systems and other private secondary markets on which the Fund’s portfolio securities may trade and the Fund’s particular portfolio at any given time.

The Fund may be subject to lock-up provisions or agreements that could prohibit it from selling its investments for a specified period of time.

Even if some of the portfolio companies complete IPOs, the Fund will often be subject to lock-up provisions that prohibit it from selling its investments into the public market for specified periods of time after an IPO, typically 180 days. As a result, the market price of securities that the Fund holds may decline substantially before it is able to sell these securities following an IPO.

There are significant potential risks relating to holding portfolio company securities following an IPO.

The value of shares of a portfolio company following an IPO is likely to fluctuate considerably more than during the period in which the company was privately held. Additionally, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects, the shares of portfolio companies following an IPO may experience high amounts of volatility generally. Investments in companies that have recently sold securities through an IPO involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to sell significant amounts of shares without an unfavorable impact on prevailing prices. As a result, the market price of securities that the Fund holds may decline substantially before the Fund is able to sell these securities following an IPO.

The Fund will not hold a controlling interest in and will not seek to influence the management of any of its portfolio companies.

It is expected that all of the Fund’s investments (directly or indirectly) will represent minority stakes in privately held companies. As is the case with minority holdings in general, such minority stakes that the Fund may hold will have neither the control characteristics of majority stakes nor the valuation premiums accorded majority or controlling stakes. The Fund expects to be a passive investor in its portfolio companies, meaning that it will invest in the securities of companies for which the Fund has no right to appoint a director or otherwise exert any significant influence, nor will the Fund seek to influence the management of its portfolio companies. The Fund will be reliant on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom the Fund is not affiliated and whose interests may conflict with the interests of the Fund. Additionally, the Fund may have limited ability to protect its position in such portfolio holdings.

The Fund expects to make investments in companies that have incurred or are permitted to incur indebtedness, or that may issue equity securities that rank senior to the Fund’s investment. By their terms, such instruments may provide that their holders are entitled to receive payments of dividends, interest or principal on or before the dates on which payments are to be made in respect of the Fund’s investment. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a company in which an investment is made, creditors or holders of securities ranking senior to the Fund’s investment in such portfolio company typically would be entitled to receive payment in full before distributions could be made in respect of the Fund’s investment. After repaying creditors and senior security holders, the company’s remaining assets may not be sufficient for repayment of amounts owed in respect of the Fund’s investment. To the extent that any assets remain, holders of claims that rank equally with the Fund’s investment would be entitled to share on an equal and ratable basis in distributions that are made out of those assets.

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Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While the Fund intends to invest primarily in U.S. companies, it may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet its investment criteria. Investing in foreign companies, and particularly those in emerging markets, may expose the Fund to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations; political and social instability; expropriation; nationalization of companies by foreign governments; imposition of foreign taxes (including withholding taxes) at potentially confiscatory levels; less liquid markets and less available information than is generally the case in the United States; higher transaction costs; less government supervision of exchanges, brokers, and issuers; less developed bankruptcy laws; difficulty in enforcing contractual obligations; lack of uniform accounting and auditing standards; and greater price volatility. Further, the Fund may have difficulty enforcing its rights as an equity holder in foreign jurisdictions. In addition, to the extent the Fund invests in non-U.S. companies, it may face greater exposure to foreign economic developments.

International trade tensions may arise from time to time which could result in trade tariffs, embargoes or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies or industries which could have a negative impact on the Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

In addition, the Fund’s investments in foreign companies may be subject to economic sanctions or other government restrictions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact the Fund’s liquidity and performance.

Although the Fund expects that most of its investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

There are risks associated with investing in SPVs or similar investment structures, including that the Fund will bear its pro rata portion of expenses on investments in SPVs, will have no direct claim against underlying portfolio companies, and will rely on the SPV manager for all decisions, voting rights, and communication.

The Fund may invest in portfolio companies indirectly through investing in SPVs. Investors should be aware that the use of SPVs introduces additional layers of structural complexity, and additional risks related to liquidity, transparency, and valuation may exist.

The Fund’s investments made through SPVs are subject to profit-sharing arrangements with the third parties that provide access to specific investment opportunities. Under these arrangements, the Fund’s participation in gains on such investments is reduced relative to an investment not subject to such arrangements, which will adversely affect the Fund’s returns on those investments.

Investments in SPVs are generally illiquid, and the Fund may invest in SPVs managed by external managers. When investing in an SPV managed by an unaffiliated manager, the Fund will not have any control over the management of the SPV and will rely on the SPV manager for all decisions, voting rights, and communication. In addition, the Fund’s investments in SPVs may be subject to investment lock-up periods or other transfer restrictions and may require the approval of an external manager to transfer its interests or obtain stock following an IPO. As such, the Fund may not be able to withdraw or transfer its investment at a desirable time. Even if the Fund is able to withdraw from an SPV, it may take a considerable amount of time for the SPV to redeem or liquidate the Fund’s position. An SPV’s withdrawal limitations may also restrict the Fund’s ability to reallocate or terminate investments in SPVs that are poorly performing or have otherwise had adverse changes. The Fund does not control the timing of cash or stock distributions from external managers. The Fund will have no direct claims against any portfolio company held by an SPV.

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SPVs may also present valuation and transparency challenges. For SPVs managed by unaffiliated entities, the Fund may have little to no transparency regarding the SPV’s financial position or holdings. Information provided by the SPV may be minimal, and may not be provided in a timely manner. For information about the value of the Fund’s investment in an SPV managed by an unaffiliated entity, the Fund will be dependent on information provided by the manager of the SPV, including unaudited financial statements, which, if inaccurate, could adversely affect the Fund’s ability to accurately value the Fund’s Shares and to manage the Fund’s investment portfolio in accordance with its investment objective. Moreover, the Fund’s due diligence efforts may not necessarily detect fraud, malfeasance, inadequate back-office systems, or other flaws or problems with respect to the SPV manager. Stockholders have no individual right to receive information about the SPVs or their managers, will not be stockholders in the SPVs, and will have no rights with respect to or standing or recourse against the SPVs, their managers, or any of their respective affiliates. Stockholders should recognize that valuations of illiquid assets, including interests in SPVs, involve various judgments and consideration of factors that may be subjective.

The Fund’s ability to make follow-on investments may be limited.

Following an initial investment in a portfolio company, the Fund may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part the Fund’s equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of the Fund’s investment. The Fund will not, however, invest in so-called “pay to play” rounds, which typically arise from a provision included in certain venture capital agreements under which an existing investor that does not participate in a new funding round on a pro rata basis loses preferential rights, often through the conversion of its preferred stock into common stock.

The Fund may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. The Fund has the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase the Fund’s participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, the Fund may elect not to make a follow-on investment because it may not want to increase its concentration of risk or because it prefers other opportunities.

In addition, the Fund may be unable to complete follow-on investments in its portfolio companies that have conducted an initial public offering as a result of regulatory or financial restrictions.

The foregoing risks and the following potential conflicts of interest do not purport to be a complete explanation of all the risks and potential conflicts of interest involved in acquiring Shares. Potential investors are urged to read this entire prospectus, the accompanying SAI, and the governing documents of the Fund, and consult with their own advisers before making a determination whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different risk factors and potential conflicts of interest.

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POTENTIAL CONFLICTS OF INTEREST

The Adviser does not currently provide investment advisory services to any other registered investment companies or private funds. However, in the future, the Adviser may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Fund. The Adviser and the investment professionals who provide investment advisory services to the Fund may in the future be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the other accounts. At such time as the Adviser commences providing investment advisory services to funds or accounts other than the Fund, the Adviser will adopt policies and procedures to mitigate potential conflicts of interest that may arise.

Our Directors may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which will divert their attention away from our business matters in a manner that might not be in the best interests of us or our stockholders.

While the investment focus of each of these entities may be different from our investment objective, it is possible that new investment opportunities that meet our investment objective will come to the attention of one of these entities, and, if so, such opportunity might not be offered, or otherwise made available, to us. Our Directors are subject to fiduciary duties under Maryland law and to the duties imposed on them by the 1940 Act. There can be no assurance, however, that the Fund will not be disadvantaged as a result of these conflicts.

We are generally prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the majority of our Directors who are not interested persons and, in some cases, prior approval by the SEC. The Adviser and the Fund have implemented certain written policies and procedures to screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, any future companies controlled by us and our executive officers and Directors. The Adviser will not enter into any agreements on behalf of the Fund unless and until the Adviser is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, the Fund has taken appropriate actions to seek Board review and approval or exemptive relief for such transaction.

The Adviser and the Fund have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Our officers and Directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state law. The codes of ethics require that covered personnel of the Adviser, and the officers and Directors of the Fund, avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to these codes of ethics, covered personnel of the Adviser and each officer and Director are required to disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Chief Compliance Officer. Our Board, including a majority of our Directors who are not interested persons, is required to approve the Fund’s code of ethics and the Adviser’s code of ethics, and any material change to either code, and will be charged with approving any waivers under the Fund’s code of ethics.

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MANAGEMENT OF THE FUND

Directors and Officers

Our Board is responsible for the overall management of the Fund, including oversight of the services provided to the Fund by the Adviser. Our Board currently consists of five members, three of whom are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”). Our Board elects our executive officers, who serve at the discretion of our Board. The responsibilities of each Director include the oversight of our investment activity, oversight of the valuation of our assets, and oversight of our financing arrangements.

The name and business address of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management of the Fund” in the Statement of Additional Information.

The Adviser

SignalRank AI Corp., a Delaware corporation, is our investment adviser (the “Adviser”) and manages our investments subject to the supervision of the Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the Fund’s investment adviser pursuant to an investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”). Under the terms of the Investment Management Agreement, the Adviser is responsible for managing the investment and reinvestment of the Fund’s assets.

The Adviser is controlled by its officers, Keith Teare, Rob Hodgkinson and Matt Melkonian. Messrs. Teare, Hodgkinson and Melkonian are experienced venture capital investors, most recently as managers of the Predecessor Fund. The Adviser does not currently provide investment advisory services to any other registered investment companies or private funds.

Investment Management Agreement

Unless earlier terminated as described below, the Investment Management Agreement will remain in effect for an initial two-year term and then from year to year if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Directors.

The Investment Management Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of penalty, we may terminate the Investment Management Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the stockholders holding a majority of the outstanding Shares of our common stock (which is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company). In addition, without payment of penalty, the Adviser may generally terminate the Investment Management Agreement upon 60 days’ written notice.

Under the Investment Management Agreement, we will pay the Adviser a Management Fee, paid quarterly in advance at a quarterly rate of 0.625% (equivalent to an annual rate of 2.50%) of the net asset value of the Fund (comprising the fair value of the Fund’s portfolio of equity investments and the Fund’s cash and cash equivalents, less the Fund’s total liabilities (including accrued but unpaid expenses and any borrowings)) as of the first business day of each calendar quarter, in each case determined by the Adviser as the Board’s Valuation Designee pursuant to Rule 2a-5 under the 1940 Act, and in accordance with the valuation procedures approved by the Board.

In addition to the Adviser’s management fee, we pay all other costs and expenses of our operations, such as compensation of our Independent Directors, custodian, transfer agency, administrative and accounting expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors and independent valuation firms, expenses of personnel including those who are affiliates of the Adviser reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, taxes, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Except as otherwise provided above, the Adviser is responsible for bearing all compensation expense (including health insurance, pension benefits, payroll taxes and other compensation related matters) of its employees and shall bear the costs of any salaries of any officers or Directors of the Fund who are affiliated persons (as defined in the 1940 Act) of the Adviser, as well as providing office space and equipment reasonably necessary for the operation of the Fund.

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In addition, the Adviser is responsible for, at its sole cost and expense, providing, operating, funding, and continuously improving and maintaining the Selection Model. Under the Investment Management Agreement, the Adviser grants the Fund a license to use the Selection Model that is non-exclusive generally but is exclusive to the Fund within the Field of Use, meaning the selection of the top 10% of Series B-stage companies globally for pro-rata or other follow-on investment from the Selection Model for the Fund to implement its investment strategy. In the event that the Investment Management Agreement expires or is terminated, the Fund’s license to the Selection Model will terminate, except that the Adviser will grant the Fund a non-exclusive, royalty-free wind-down license, solely within the Field of Use and solely to manage the Fund’s then-existing portfolio positions, for a period of ninety (90) days following the termination of the Investment Management Agreement, after which all rights in the Selection Model will revert to and remain solely with the Adviser. Notwithstanding the foregoing, if the Investment Management Agreement is terminated by the Fund as a result of the termination of the Adviser by the Fund for cause (as determined by a majority of the Independent Directors of the Fund, including by reason of the Adviser’s material uncured breach, fraud, or gross negligence), the Fund will retain a non-exclusive, royalty-free license within the Field of Use for so long as reasonably necessary to continue managing the Fund’s portfolio.

A discussion regarding the basis of the Board’s approval of the Investment Management Agreement will be included in the Fund’s Form N-CSR for the period ended December 31, 2026.

Organization and Offering Costs

Organizational costs include, among other things, the cost of organizing as a Maryland corporation, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund.

The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by the Adviser on behalf of the Fund will be recorded as accrued offering costs in the Statement of Assets and Liabilities, charged against the proceeds of the offering and recorded as a reduction of paid-in capital. Ongoing offering costs will be expensed as incurred.

The Fund’s estimated organizational and offering costs for the initial 12-month period of investment operations are approximately $[●].

Firm Management

Keith Teare. Mr. Teare is the President, Chief Executive Officer and Chair of the Board of the Fund and the President, Chief Executive Officer and Chair of the Board of the Adviser. He is a technology industry veteran who previously founded EasyNetGroup PLC, a service provider that delivered network, hosting and communications services to businesses globally, and RealNames, the first multi-lingual addressing system for the internet. He was a founding investor in TechCrunch, an early technology blog that helped define technology journalism and startup events. Mr. Teare was the U.S. Managing Partner for Accelerated Digital Ventures, a venture capital firm, and the founder of Archimedes Studio, a venture investment vehicle. He is a seasoned executive / advisor with 30+ years of technology industry experience.

Matt Melkonian is Chief Operating Officer, Secretary and Treasurer of the Fund and the Chief Financial Officer, Chief Compliance Officer, Secretary and Treasurer of the Adviser. Mr. Melkonian has over 25 years of portfolio management, investor relations and operational expertise, including Principal roles in the boutique investment manager MR 2.0 Capital, investment manager Melkonian Capital Management, and as a Vice President at Morgan Stanley Smith Barney.

Portfolio Management

As described above, the Adviser’s Selection Model uses a systematic, quantitative scoring framework to identify investments for the Fund. This Selection Model is designed to generate an affirmative or negative investment signal for eligible Series B financings. An affirmative signal is a necessary condition for an investment to proceed. The Adviser does not have discretion to approve an investment that receives a negative signal from the Fund’s selection framework, but the Adviser does retain the ability to decline an investment notwithstanding an affirmative signal. A decision to decline an investment identified by the Selection Model may be based on legal diligence findings, documentation issues, fact-checking results, compliance concerns, allocation size, structural constraints, operational constraints, or portfolio construction considerations.

Rob Hodgkinson, the Chief Investment Officer of the Fund and Chief Investment Officer of the Adviser, is responsible for the day-to-day management of the Fund’s investment portfolio. Mr. Hodgkinson is an experienced institutional portfolio manager who previously focused on technology-focused investing at Beringea, a venture capital investor in high growth businesses in the U.S. and the United Kingdom, and was an executive at NM Rothschild, an independent financial advisory group. He has spent over fifteen years investing in private technology companies.

The SAI provides additional information about Mr. Hodgkinson’s compensation, other accounts managed by him and his ownership of securities of the Fund.

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PLAN OF DISTRIBUTION

Shares of the Fund are offered for purchase on a continuous basis. Until such time as the Fund is listed on a national securities exchange, Shares will be issued solely in private placement transactions to investors qualifying as “Eligible Investors” as described in this prospectus and in reliance on an exemption from registration provided by Regulation D promulgated under the Securities Act.

The Fund accepts initial and additional subscriptions for Shares as of the first business day of each calendar month, except that the Fund may offer Shares more frequently as determined by the Fund or its designated agents. The Shares are offered at 1.25 times the then-current NAV per Share plus, as applicable, a sales load of up to 5% of the purchase price when purchased through the Placement Agent (as defined below). The Fund reserves the right to adjust the Share price between NAV and 1.25 times NAV for investors investing more than $[●]. The Fund’s NAV is determined on a monthly basis by our Valuation Designee, as described in further detail under “Determination of Net Asset Value.” There is no minimum initial or subsequent purchase amount.

The offering will continue until the earlier of the issuance of $1 million worth of Shares or a liquidity event for the Fund. A liquidity event for the Fund may include (1) the sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of the Fund’s Shares on a national securities exchange or (3) a merger or another transaction approved by the Board in which the stockholders will receive cash or shares of a publicly traded company. The Fund plans to seek to list the Shares for trading on a national securities exchange, such as the NYSE or Nasdaq, within twelve months of the effectiveness of its registration under the Investment Company Act. However, it is uncertain whether the Fund would meet the applicable listing requirements or the intended timing. Therefore, you will have limited liquidity, may not be able to sell your shares and may not receive a full return of your invested capital.

The Fund reserves the right to withdraw, cancel, suspend or modify the offering of Shares at any time and to reject, in its sole discretion in whole or in part, any order from an individual offeree or class of offerees.

Placement Agent

StoneX Financial Inc. (“StoneX” or the “Placement Agent”), whose principal business address is 230 Park Avenue, 10th Floor, New York, NY 10169, acts as Placement Agent to the Fund on a best-efforts basis, subject to various conditions, pursuant to a letter agreement (the “Placement Agency Agreement”) between the Fund and the Placement Agent. StoneX is not affiliated with the Fund or the Adviser. Placement agents may be added or removed from time to time and will serve in that capacity on a reasonable best efforts basis, subject to various conditions.

The Placement Agent is not required to purchase or sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. The Shares will generally be offered for purchase on the first business day of each month, in each case subject to any applicable sales charge or placement fee, as described herein. The Shares will be issued at 1.25 times the then-current NAV per Share as determined by our Valuation Designee, plus, as applicable, a sales load of up to 5% of the purchase price when purchased through the Placement Agent. Sales loads to compensate the Placement Agent are paid by the investor in addition to the investor’s subscription amount. Because a sales load is retained by the Placement Agent, it will not constitute a capital contribution made by the investor to the Fund and will not be part of the assets of the Fund. The Fund reserves the right to adjust the Share price between NAV and 1.25 times NAV for investors investing more than $[●].

StoneX may enter into agreements with selected broker-dealers that are members in good standing of their respective governmental securities regulatory agencies and self-regulatory organizations, such as the Financial Industry Regulatory Authority, Inc. (“FINRA”) in the U.S. or the Financial Conduct Authority (FCA) in the U.K., to assist StoneX in soliciting orders for the Shares. The Placement Agent may share with such broker-dealers the commissions payable to the Placement Agent in accordance with agreements entered into directly between the Placement Agent and such other broker-dealers.

Future Public Offering of Shares

The Fund intends to seek to list the Shares on a national securities exchange within twelve months of the effectiveness of its registration under the Investment Company Act. The Fund may in the future also authorize one or more brokers to receive purchase orders on the Fund’s behalf. Such brokers will be authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. Shares purchased through a broker or a broker’s authorized designee will be subject to a sales load that we expect will be less than the maximum 5% sales load payable to the Placement Agent. In addition, we may in the future seek to sell the Shares through a retail platform, and/or we may seek to sell Shares directly from our website. Any such future public offerings will be described in an amendment to this registration statement or in one or more supplements to this prospectus.

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No Escrow

The proceeds of the offering of the Fund’s Shares will not be placed into an escrow account.

Investor Suitability and Eligibility

Until such time as the Shares are listed on a national securities exchange, purchases of Shares are available only to “accredited investors” as defined under Regulation D promulgated under the Securities Act. The staff of the SEC generally has required registered funds of certain privately held investment vehicles (such as the Fund) to be sold only to investors that meet the definition of “accredited investor” in Regulation D under the Securities Act. Accordingly, the Fund currently intends to limit the sale of its shares in this manner. If the SEC or its staff modifies this eligibility limitation, the Fund may elect to offer its shares more broadly to the public.

Investors eligible to subscribe for shares of the Fund are investors who are “accredited investors” as defined in Regulation D (generally, individuals having an individual income in excess of $200,000 in each of the two most recent years or a joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,000 (exclusive of the value of their primary residence); certain entities with total assets in excess of $5,000,000 that were not formed for the specific purpose of acquiring the securities offered; entities in which all of the equity owners are accredited investors; and natural persons holding certain professional certifications, designations or credentials designated by the SEC). Existing stockholders subscribing for additional shares must be accredited investors at the time of each additional subscription.

An investment in the Fund involves a considerable amount of risk. The Fund is intended solely for long-term investment by investors who can accept the risks associated with making speculative, primarily illiquid investments in privately negotiated transactions. You may lose part or all of the amount you invest in the Fund, and you should therefore not invest in the Fund unless you can readily bear the consequences of such loss. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. In addition, please consider carefully how the Fund’s investment strategies fit into your overall investment portfolio, because the Fund is not designed to be, by itself, a well-balanced or complete investment program for any particular investor.

The Fund’s Shares should be considered an illiquid investment. The Shares initially will not be listed on a national securities exchange, and there is currently no secondary market for the Shares. The Fund plans to seek to list the Shares for trading on a national securities exchange, such as the NYSE or Nasdaq, within twelve months of the effectiveness of its registration under the Investment Company Act. However, there can be no assurance that the Fund will meet the applicable listing requirements or the intended timing. Therefore, it is uncertain whether a secondary market for the Shares will develop, and on what timeline. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe. You should invest in the Fund only money that you can afford to lose, and you should not invest in the Fund money to which you will need access in the short-term or on a frequent basis.

Selling Shares

No stockholder will have the right to require the Fund to repurchase such stockholder’s Shares or any portion thereof. Because no public market currently exists for the Shares and because there are no assurances that we will be successful in listing the Fund on a national securities exchange, stockholders of the Fund will not be able to liquidate their investment, other than in limited circumstances, as a result of transfers of Shares to other investors.

Transferability of Shares

Until such time as the Fund is listed on a national securities exchange, Shares may be transferred only: (i) by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the stockholder; or (ii) under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion. The Fund generally will not consent to a transfer of Shares unless the transfer is to a transferee who represents that the transferee is eligible to invest in the Fund.

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DETERMINATION OF NET ASSET VALUE

Until such time as the Fund is listed on a national securities exchange, Shares of the Fund are offered at 1.25 times the then-current NAV per Share, as discussed above under “Plan of Distribution.” The Fund reserves the right to adjust the Share price between NAV and 1.25 times NAV for investors investing more than $[●]. We calculate NAV per Share on the first business day of each month by first determining our Gross Holding Value, meaning the market value or fair value of our investments, then subtracting the Partner Participation Accrual, meaning the portion of the estimated net gain on investments that would be payable or allocable to a partner or third-party manager upon an exit under a binding agreement applicable to a particular investment. This calculation gives us our Net Investment Value. To this Net Investment Value, we then add our cash and other assets and subtract our liabilities (including accrued expenses and any borrowings) and divide the result by the total number of our Shares outstanding to determine our NAV per Share. The Fund’s NAV per Share will be determined monthly and will be posted to the Fund’s website at www.signalrank.com.

The 1940 Act requires the Fund to determine the value of its portfolio securities using market quotations when “readily available,” and when market quotations are not readily available, portfolio securities must be valued at fair value, as determined in good faith by the Fund’s Board. As stated in Rule 2a-5 under the 1940 Act, determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Board, including a majority of the Directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act, has designated the Adviser to perform fair value determinations and act as Valuation Designee for the Fund’s investments. Quarterly, a nationally recognized independent third-party valuation firm will conduct independent appraisals and review management’s preliminary valuations and make its own independent assessment, for each investment for which there are no readily available market quotations. The Board oversees the Valuation Designee’s fair valuation of securities and meets quarterly to review and discuss the fair value determinations, processes and written reports of the Valuation Designee and the third-party valuation firm as part of the Board’s oversight responsibilities.

Equity Investments with Readily Available Market Quotations. The Fund values securities for which market quotations are “readily available” (for example, portfolio companies that have gone public and are listed on a national securities exchange such as the NYSE or Nasdaq) at market value. Equity securities traded on a recognized securities exchange, separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information are valued at an exchange closing price or if an exchange closing price is not available, the last traded price on that exchange prior to the time as of which the assets or liabilities are valued; however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Fund on a day on which we value such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If no bid or ask price is available on a day on which we value such security, the prior day’s price will be used, unless the Valuation Designee determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fair Value. All other securities and other assets are valued at “fair value” as determined in good faith by the Valuation Designee in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), Rule 2a-5 under the 1940 Act, and procedures adopted by the Board. The applicable investments will be valued no less frequently than monthly by the Valuation Designee, with new investments valued at the time such investment is made.

With respect to valuation of investments in private securities (i.e., securities not traded on an established securities exchange or not reported through the NYSE, Nasdaq or comparable established non-U.S. over-the-counter trading system), which are expected to comprise a significant portion of the Fund’s investments, the Valuation Designee determines, in good faith, the fair value methodology for each such investment. During the early stages of a venture-stage company’s existence, traditional valuation methods (e.g., discounted cash flow) are often a less reliable tool for valuing our investments. Because the Fund makes minority investments in its portfolio companies and has no information rights, the Fund’s valuation methodology relies primarily on publicly verifiable information sources.

In venture capital investing, venture-stage companies traditionally raise capital from investors in organized funding rounds. During such funding rounds, a venture-stage company will seek a lead investor who will, to their best effort, define a valuation of the company. Therefore, the valuation of the Fund’s portfolio companies will typically be adjusted when a new valuation is set by the lead investor in the next funding round. As such, the Fund also intends to adjust the valuation of our portfolio companies with each new funding round, which is the generally accepted methodology for the valuation of venture-stage companies like the ones in which the Fund invests. The fair valuation of a portfolio company will also be adjusted upward or downward based on a triggering event, meaning a significant occurrence, either positive or negative, that indicates a material change in the fair value of an investment, thus requiring a formal reassessment. The Adviser may learn of a triggering event, for example, from news in the marketplace or information received from other venture capital firms. Because the Fund makes minority investments in its portfolio companies, the Fund has no information rights and therefore is unlikely to learn of triggering events from the portfolio companies themselves.

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In making good faith fair valuation determinations, the Valuation Designee may rely on one or more third-party valuation specialists, and the Valuation Designee and/or the third-party valuation specialists may analyze a variety of materials, including: materials prepared by the Valuation Designee, issuer or third-party valuation specialists; the issuer’s financial results and projections; publicly traded comparable companies, precedent transactions in the market and comparable private transactions (when available); valuation modeling analyses; as well as other factors. The Valuation Designee will select one or more fair vaulation techniques consistent with industry practices and appropriate to the issuer, security, available information, and market conditions, which may include:

●	a recent-transaction or backsolve method, which is used to derive a company’s total implied equity value by working backward from a recent, arm’s-length transaction price;

●	a public-company or guideline transaction method, which estimates the value of a private company by comparing it to similar publicly traded companies and applying a discount for lack of marketability, since publicly-traded stocks trade more freely than private shares;

●	a calibrated public-company value-index method when reliable issuer metrics are unavailable, using observable changes in enterprise values or market capitalizations of a comparison group as an input to roll forward an earlier company-level value;

●	a probability-weighted expected return method, which models future outcomes like an IPO, acquisition, or liquidation, allocates value per share classes, weighs each outcome by its statistical likelihood, and discounts the results to present value;

●	an option-pricing method, which estimates the fair theoretical value of an investment by treating different classes of a portfolio company’s equity as call options on the company’s total equity value, using strike prices based on liquidation preferences;

●	a current-value method, which evaluates the fair value of an investment based on an immediate hypothetical sale or liquidation as of the valuation date, ignoring future outlook, growth potential, and time value;

●	an income approach when sufficiently reliable cash-flow information exists, which estimates the present value of an investment by measuring the future economic income it is expected to generate;

●	and/or a hybrid of appropriate techniques.

When estimating company-level enterprise or equity value, the Adviser will consider, as relevant: the issuer’s stage, business model, products, market, geography, and financing environment; available operating and financial information; cash, debt, and other claims; expected dilution and capitalization table; public comparable companies and observable transactions; market, sector, financing, interest-rate, and liquidity conditions; and issuer-specific positive and negative developments.

The Valuation Designee conducts backtesting of fair value determinations following validation events such as new financing rounds, secondary market transactions at scale, or exit events (including initial public offerings, mergers, or acquisitions). Backtesting compares prior fair value determinations against subsequently observed transaction prices to evaluate the accuracy and consistency of the Fund’s valuation methodology over time. Results of backtesting are reported to the Board as part of its quarterly oversight review.

The Valuation Designee monitors the continuing appropriateness of the valuation methodology being used for each security and other investment. The Valuation Designee reports to the Board on a quarterly basis regarding fair value determinations, including any positions subject to staleness review, any material changes in methodology, and the results of any backtesting conducted during the period.

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Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s NAV if the Valuation Designee’s judgments regarding appropriate valuations should prove incorrect. Substantially all of the Fund’s assets are expected to consist of securities of private companies for which there are no readily available market quotations and thus their valuation is subject to inherent uncertainty and conflicts of interest. The information available in the marketplace for such companies, their securities and the status of their businesses and financial condition is often extremely limited, outdated and difficult to confirm. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. There are inherent uncertainties associated with the determination of fair value. The most relevant information may often be possessed by the issuer of the securities, but because the Fund will be a minority investor in each portfolio company, it will not have information rights with respect to its investments.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining our NAV. As a result, our sale of our shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing stockholders.

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DISTRIBUTIONS

The Fund’s investment strategy is primarily oriented toward long-term capital appreciation rather than current income. There are no current plans to pay distributions or dividends to stockholders. To the extent the Fund receives cash proceeds from the exit of one of its investments (typically through the acquisition or initial public offering of the portfolio company), the Fund expects to reinvest a large portion of those proceeds into new Series B opportunities consistent with the Fund’s investment strategies, subject to liquidity needs, market conditions, and Board oversight. The Fund’s distribution policy, if any, will be determined by the Board and may depend on the Fund’s taxable income, realized gains, liquidity, and other considerations. The Board could authorize distributions for tax, liquidity, or other reasons. Distributions, if made, may include return of capital.

DIVIDEND REINVESTMENT PLAN

Because the Fund does not intend to pay distributions or dividends to stockholders unless and until approved by the Board, the Fund does not currently have a dividend reinvestment plan.

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DESCRIPTION OF SECURITIES

This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law (the “MGCL”) and our Articles of Incorporation (our “Charter”) and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 60,000,000 shares of stock, par value $0.0001 per share, all of which are initially classified as common stock. As of October 1, 2026, we had 2,450,048 million shares of common stock outstanding. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the MGCL, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. However, as noted above under “Distributions,” the Fund does not expect to pay dividends or distributions.

Shares of our common stock have no preemptive, appraisal (unless our Board of Directors, upon the affirmative vote of a majority of the entire Board of Directors, shall determine that such rights apply), exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of Directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our Directors, and holders of less than a majority of such shares will be unable to elect any Director.

Preferred Stock

Our Charter authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, the Fund must have asset coverage of at least 200% with respect to such preferred stock (which generally means that such preferred stock, together with all other senior securities, including any senior securities representing indebtedness, may not exceed an amount equal to 50% of our total assets, less all liabilities and indebtedness not represented by senior securities), in each case after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

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Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The MGCL and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the annual meeting of stockholders of the Fund in 2027, 2028 and 2029, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors. Our Bylaws provide that directors shall be elected by a plurality of the votes cast on the matter. Pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal. Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law nor more than nine. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders. Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders. Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

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Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the MGCL, our Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board determines such rights apply.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Acquisition Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;

●	one-third or more but less than a majority; or

●	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our Bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. We can offer no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the Board determines that it would be in our best interests, including in light of the Board’s fiduciary obligations, applicable federal and state laws, and the particular facts and circumstances surrounding the Board’s decision.

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Business Combinations

Under Maryland law, “business combinations” between a corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

●	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

●	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time. However, the Board will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the 1940 Act

Our Bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our Bylaws to be subject to such Act) and the Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum

Our Charter requires that, unless we consent in writing to the selection of an alternative forum, and except for any claims made under the federal U.S. securities laws, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in Section 1-101(q) of the MGCL, (b) any derivative action or proceeding brought on behalf of the Corporation, (c) any action asserting a claim of breach of any duty owed by any Director, officer or employee of the Corporation to the Corporation or to the Stockholders of the Corporation, (d) any action asserting a claim against the Corporation or any Director, officer or employee of the Corporation arising pursuant to any provision of the MGCL, the Charter or the Bylaws, or (e) any other action asserting a claim against the Corporation or any Director, officer or employee of the Corporation that is governed by the internal affairs doctrine. With respect to any proceeding described in the foregoing sentence that is in the Circuit Court for Baltimore City, Maryland, the Corporation and its Stockholders consent to the assignment of the proceeding to the Business and Technology Case Management Program pursuant to Maryland Rule 16-308 or any successor thereof.

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There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for stockholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision.

The exclusive forum selection provision in our Charter may limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

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TAX MATTERS

The discussion below and certain disclosure in the SAI provide general tax information related to an investment in the Shares. Because tax laws are complex and often change, possibly with retroactive effect, stockholders should consult their tax advisers about the tax consequences of an investment in the Fund. The Fund will not elect to be treated as a regulated investment company under Subchapter M of the Code for U.S. federal income tax purposes. As a result, the Fund is obligated to pay federal income tax on its net taxable income on an annual basis, which may reduce the amount available for reinvestment and may affect after-tax returns. The Fund is also obligated to pay state income tax on its net taxable income, either because the states follow the federal treatment or because the states separately impose a tax on the Fund.

The Fund’s tax treatment is complex, particularly in light of investments in private companies and potential synthetic structured liquidity arrangements. Stockholders should consult their own tax advisers.

In general, the sale or other taxable disposition of Shares will result in capital gain or loss to stockholders. A holder’s gain or loss generally will be a long-term capital gain or loss if the Shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to corporate ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. In addition, no loss will be allowed on the sale or other taxable disposition of Shares if the owner acquires or enters into a contract or option to acquire securities that are substantially identical to such Shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

Stockholders are advised to consult with their own tax advisers for more detailed information concerning federal income tax matters.

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ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND FINANCE/COMPLIANCE SERVICES

Pursuant to a master services agreement (the “Administration Agreement”) between the Fund and Ultimus Fund Solutions, LLC (the “Administrator”), located at 225 Pictoria Drive, Cincinnati, Ohio 45246, the Administrator serves as the Fund’s administrator. The Administrator is responsible for, or will oversee the performance of, required administrative services, which include maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. The Fund will reimburse the Administrator for services performed for the Fund pursuant to the terms of the Administration Agreement.

Pursuant to a Custody Agreement between the Fund and Fifth Third Bank, National Association (the “Custodian”), located at 38 Fountain Square Plaza, Cincinnati, Ohio 45202, the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

Equiniti Trust Company, LLC, located at 28 Liberty Street, 53rd Floor, New York, NY 10005, serves as the Fund’s transfer agent with respect to the Shares.

PINE, located at 501 S. Cherry Street, Suite 610, Denver, Colorado 80246, provides certain finance and compliance services to the Fund, including providing the Fund’s Principal Financial Officer and Chief Compliance Officer, pursuant to a Services Agreement. The Fund pays PINE a fee for supplying the Fund’s Principal Financial Officer, Chief Compliance Officer and related finance and compliance services. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] is the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. [●] is located at [●]. The financial statements of the Predecessor Fund for the period from [●] to [●] have been audited by [●].

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LEGAL MATTERS

Paul Hastings LLP serves as counsel to the Fund. Miles & Stockbridge P.C. serves as Maryland counsel to the Fund. Paul Hastings LLP may rely on the opinion of Miles & Stockbridge P.C. as to certain matters of Maryland law.

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SIGNALRANK CORPORATION

COMMON STOCK

PROSPECTUS

[●], 2026

All dealers that buy, sell or trade the Shares, whether or not participating in this offering, may be required to deliver a prospectus in accordance with the terms of the dealers’ agreements with the Fund.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 20, 2026
The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SIGNALRANK CORPORATION

Statement of Additional Information

[●], 2026

SignalRank Corporation (the “Fund”) is a Maryland corporation that operates as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”). The Fund has a limited operating history as a registered closed-end management investment company.

SignalRank AI Corp., a Delaware corporation, is our investment adviser (the “Adviser”) and manages our investments subject to the supervision of the Fund’s board of directors (the “Board” and each member a “Director”).

On June 30, 2026, prior to the filing of this registration statement, Signal Rank Corp., a private fund organized under the laws of the State of Delaware that was not registered under the Investment Company Act (the “Predecessor Fund”), reorganized with and into the Fund (the “Reorganization”). Upon completion of the Reorganization, the Fund acquired the Predecessor Fund’s portfolio of 61 preferred equity investments in venture-backed companies, along with its assets and liabilities, to which the Fund continues to add portfolio companies incrementally. The Fund’s operations commenced upon completion of the Reorganization. The Fund is the successor by merger to the Predecessor Fund and continues its investment program. The Predecessor Fund maintained an investment objective and investment strategies, policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment professionals.

The Shares are not listed on any securities exchange and there is currently no secondary market for the Shares. The Fund plans to seek to list the Shares for trading on a national securities exchange, such as the New York Stock Exchange (“NYSE”) or Nasdaq, within twelve months of the effectiveness of its registration under the Investment Company Act. However, there can be no assurance that the Fund will meet the applicable listing requirements or the intended timing. Therefore, it is uncertain whether a secondary market for the Shares will develop, and on what timeline. An investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe. Potential stockholders should not rely on a secondary market developing in the future for the Shares. Stockholders will not have the right to redeem their Shares.

Prior to the Fund’s listing on a national securities exchange and the public offering of Shares, the Fund will offer shares in a private offering only to investors qualifying as “Eligible Investors” as described in this prospectus, in reliance on an exemption from registration provided by Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

This Statement of Additional Information (“SAI”) relating to the Shares is not a prospectus, and should be read in conjunction with the Fund’s prospectus dated [●], 2026, as supplemented from time to time. This SAI does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the prospectus prior to purchasing Shares.

A copy of the prospectus for the Fund may be obtained free of charge by calling [●], by writing to the Fund at [●], or by visiting the Fund’s website at www.signalrank.com.

This SAI is not an offer to sell the Shares of the Fund, and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

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THE FUND

SignalRank Corporation (the “Fund”) is a Maryland corporation that operates as a diversified, closed-end management investment company. SignalRank AI Corp., a Delaware corporation, is our investment adviser (the “Adviser”) and manages our investments subject to the supervision of the Fund’s board of directors (the “Board” and each member a “Director”). The Fund continuously offers its common stock (“Shares”).

No established public trading market for our common stock currently exists and shares of our common stock have no history of trading in private transactions. The Fund plans to seek to list the Shares for trading on a national securities exchange, such as the New York Stock Exchange (“NYSE”) or Nasdaq, within twelve months of the effectiveness of its registration under the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”). However, there can be no assurance that the Fund will meet the applicable listing requirements or the intended timing. Therefore, it is uncertain whether a secondary market will develop, and on what timeline. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

An investment in the Fund may not be appropriate for all investors. The Fund was organized as a Maryland corporation on February 27, 2026, pursuant to articles of incorporation. The Fund’s fiscal year ends on December 31. The Fund’s principal office is located at 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202.

On June 30, 2026, prior to the filing of this registration statement, Signal Rank Corp., a private fund organized under the laws of the State of Delaware that was not registered under the Investment Company Act (the “Predecessor Fund”), reorganized with and into the Fund (the “Reorganization”). Upon completion of the Reorganization, the Fund acquired the Predecessor Fund’s portfolio of 61 preferred equity investments in venture-backed companies, along with its assets and liabilities, to which the Fund continues to add portfolio companies incrementally. The Fund’s operations commenced upon completion of the Reorganization. The Predecessor Fund maintained an investment objective and investment strategies, policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment professionals.

Prior to the Fund’s listing on a national securities exchange and the public offering of Shares, the Fund will offer shares in a private offering only to accredited investors in reliance on an exemption from registration provided by Regulation D promulgated under the Securities Act.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective and principal investment strategies, along with the principal risks associated with these investment strategies, are set forth in the Fund’s prospectus. Certain additional information regarding the Fund’s investment program is set forth below.

Fundamental Policies

As fundamental investment policies, which may not be changed without the affirmative “vote of a majority of the outstanding voting securities” (discussed below) of the Fund, the Fund will not:

1.	Concentrate its investments in a particular industry, as “concentrate” is used in the 1940 Act, except that we will concentrate our investments in companies operating in one or more industries within the technology group of industries.

2.	Borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

3.	Engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

4.	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

5.	Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

6.	Make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and

7.	Issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our Board to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

The Investment Company Act provides that a “vote of a majority of the outstanding voting securities” of an investment company means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the investment company, or (2) 67% or more of the investment company’s shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

For purposes of the Fund’s fundamental policies, all percentage limitations on investments will apply at the time of the making of an investment and will not be deemed violated unless an excess or deficiency occurs immediately after and as a result of such investment.

Non-Fundamental Policies

The Fund’s investment objective and investment strategies are non-fundamental and may be changed by the Board without stockholder approval.

MANAGEMENT OF THE FUND

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Fund’s Custodian, Administrator and Transfer Agent.

The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.

Name, position(s), address(1) and year of birth	Term of office and length of time served	Number of funds in Fund Complex overseen by Director(2)	Principal occupation(s) during past five years	Other directorships held by Director during past five years(3)
INDEPENDENT DIRECTORS:(4)
Berkeley Belknap Born: 1970	Since July 2026	1	Head of US Portfolio Management, SVP/Portfolio Manager (2025 – 2026); Head of Advisory Portfolio Management, SVP/Portfolio Manager (2021 – 2025); Client Portfolio Manager (2019 – 2021), Franklin Templeton Investment Solutions	None
Michael Marquez Born: 1973	Since July 2026	1	Co-Founder and General Partner, Morado Ventures, LLC (2010 – Present) (venture capital); Co-Founder and Partner, CODE Advisors (2010 – Present) (investment banking); Co-Managing Partner, E12 Ventures (2022 – Present) (venture capital)	Mountain Lake Acquisition Corp. (Nasdaq: MLAC) (special purpose acquisition company), March 2026 – Present
David Rosenblatt Born: 1965	Since July 2026	1	Managing Partner,
			Zekari Ventures (2003 – Present) (venture capital); Co-Founder and Executive Vice Chair, Arava Power Company (2008 – Present) (independent power producer); Head of Alternative Investments, Kaufman & Jacobs, LLC (2022 – Present) (private equity)	None

(1)	The address of each Director and executive officer is 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202.

(2)	As of the date of this SAI, the Fund Complex consists only of the Fund.

(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies), or other investment companies registered under the 1940 Act.

(4)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent Directors.”

Name, position(s), address(1) and year of birth	Term of office and length of time served	Number of funds in Fund Complex overseen by Director(2)	Principal occupation(s) during past five years	Other directorships held by Director during past five years(3)
INTERESTED DIRECTORS/OFFICERS:(4)
Keith Teare(3) President, Chief Executive Officer and Chair of the Board Born: 1954	Since July 2026	1	President and Chief Executive Officer of the Adviser (July 2026 – Present); Chief Executive Officer of the Predecessor Fund (2021 – June 2026)	None.
Faraj Aalaei(3) Director Born: 1961	Since July 2026	1	Founding General Partner, Candou Ventures, LLC (2015 – Present) (venture capital); Founder and Chief Executive Officer, Cognichip (2024 – Present) (semiconductors)	SiTime Corporation (Nasdaq: SITM) (semiconductors), May 2026 – Present.
Rob Hodgkinson Chief Investment Officer Born: 1984	Since July 2026	N/A	Chief Investment Officer of the Adviser (July 2026 – Present); Managing Director of the Predecessor Fund (2021 – June 2026)	N/A
Matt Melkonian Chief Operating Officer, Secretary and Treasurer Born: 1968	Since July 2026	N/A	Chief Operating Officer, Chief Compliance Officer, Secretary and Treasurer of the Adviser (July 2026 – Present); Chief Financial Officer and Chief Operating Officer of the Predecessor Fund (2021 – June 2026)	N/A
Daniel Hess Principal Financial Officer Born: 1974	Since July 2026	N/A	Director of PFO Services, PINE Advisors LLC (2025 – Present); Managing Director, U.S. Bancorp Asset Management, Inc. (2001 – 2025).	N/A
Alexander Woodcock Chief Compliance Officer Born: 1989	Since July 2026	N/A	Director, PINE Advisors LLC (2022 – Present); CCO of PINE Distributors LLC (2022 – 2025); Vice President of Compliance Services, SS&C ALPS (2019 – 2022); Manager of Global Operations Oversight, Oppenheimer Funds (2014 – 2019).	N/A

(1)	The address of each Director and executive officer is 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202.

(2)	As of the date of this SAI, the Fund Complex consists only of the Fund.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	Directors who are considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Interested Directors.” Mr. Teare is considered an Interested Director by virtue of his employment relationship with the Adviser. Mr. Aalaei is considered an Interested Director by virtue of his ownership interest in the Adviser.

Board Leadership Structure

Our Board monitors and performs an oversight role with respect to the business and affairs of the Fund, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Fund. Among other things, our Board approves the appointment of our officers, reviews and monitors the services and activities performed by our executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Our Board may designate a Chair to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board. We do not have a fixed policy as to whether the Chair of the Board should be an independent director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on the criteria that are in the best interests of the Fund and its stockholders at such times.

Keith Teare serves as the Chair of our Board. Mr. Teare is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act because he is Chief Executive Officer of the Fund. We believe that Mr. Teare’s extensive depth of experience in venture capital, as well as his intimate knowledge of our business and operations, qualify him to serve as the Chair of our Board. We believe that the Fund is best served through this existing leadership structure.

Our Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director serves as chair of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of the Interested Directors and management and the establishment of an audit committee of the Board (the “Audit Committee”) comprised solely of Independent Directors.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Fund’s needs.

Board Role in Risk Oversight

The Board oversees the services provided by the Adviser, including certain risk management functions. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board

Our Board has established an Audit Committee and a Nominating and Governance Committee (the “Nominating Committee”).

Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee and which is made available on our website at www.signalrank.com. The Audit Committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements.

The Audit Committee is currently composed of Ms. Belknap and Messrs. Marquez and Rosenblatt, none of whom are “interested persons” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Rosenblatt serves as Chair of the Audit Committee. Our Board has determined that each member of the Audit Committee is an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act. Each member of the Audit Committee also satisfies the independence requirements of Rule 10A-3 under the Exchange Act, notwithstanding that those requirements do not currently apply to the Fund because the Shares are not listed on a national securities exchange.

Nominating and Governance Committee

The Nominating Committee operates pursuant to a charter approved by our Board, which is made available on our website at www.signalrank.com. The members of the Nominating Committee are Ms. Belknap and Messrs. Marquez and Rosenblatt, none of whom are “interested persons” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Rosenblatt serves as Chair of the Nominating Committee. The Nominating Committee is responsible for evaluating and nominating director candidates for approval by the full Board and election by our stockholders, making nominations for membership on all committees of the Board, and overseeing the evaluation of the performance of the Board as a whole. The Nominating Committee is also responsible for reviewing, evaluating and making recommendations to the Board regarding the compensation of the Independent Directors.

Information about each Director’s qualifications, experience, attributes or skills

The Board believes that each of the Directors has the qualifications, experience, attributes, and skills (“Director Attributes”) appropriate to serve as a Director of the Fund in light of the Fund’s business and structure. Certain of these business and professional experiences are set forth in detail in the table above. The Board, with the assistance of the Nominating Committee, annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board and its committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each particular Director and certain of their Director Attributes. The information provided below, and in the table above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to stockholder interests.

Keith Teare. Mr. Teare is our President, Chief Executive Officer and Chair of the Board, and the Chief Executive Officer of the Adviser. He is a technology industry veteran who previously co-founded Easynet Group plc, a service provider that delivered network, hosting and communications services to businesses globally, and RealNames, the first multi-lingual addressing system for the internet. He was a founding investor in TechCrunch, an early technology blog that helped define technology journalism and startup events. Mr. Teare was the U.S. Managing Partner for Accelerated Digital Ventures, a venture capital firm, and the founder of Archimedes Studio, a venture investment vehicle. Mr. Teare’s depth of experience in managerial positions in venture capital and technology-based start-ups, as well as his intimate knowledge of our business and operations, gives the Board valuable industry-specific knowledge and expertise on these and other matters.

Faraj Aalaei. Mr. Aalaei is a 40-year veteran of the communications and technology industries. He is currently the Founding General Partner of Candou Ventures, LLC (“Candou Ventures”), a venture capital firm. As an entrepreneur, he is experienced in raising capital from private and public investors, executing merger and acquisition transactions, and taking startups through IPO. His last IPO, Aquantia, was acquired by Marvell Technology Group Ltd. in 2019, after which he served as Executive Vice President in charge of Marvell’s Networking and Automotive businesses. Before Aquantia and Marvell, Mr. Aalaei was the Co-Founder and Chief Executive Officer of Centillium Communications, Inc., which built a track record as a leading innovator of high performance, cost effective semiconductor solutions for broadband access networks. Mr. Aalaei received his Bachelor’s and Master’s degrees in Electrical Engineering from the University of Massachusetts and an MBA from the University of New Hampshire, and holds an honorary Doctor of Engineering from Wentworth Institute of Technology.

Berkeley Belknap. Ms. Belknap has over 30 years of experience in finance, including in investment banking, portfolio management in the wealth management industry and institutional asset allocation and portfolio management in both public and private markets. She served as the Head of US Portfolio Management at Franklin Templeton Investment Solutions (“Franklin Templeton”) from 2025 to 2026, as Head of Advisory Portfolio Management at Franklin Templeton from 2021 to 2025, and as Client Portfolio Manager at Franklin Templeton from 2019 to 2021. Prior to joining Franklin Templeton, she held portfolio management roles at Windhaven Investment Management, Fairview Capital LLC and Trainer, Wortham & Company. She earned her B.A. in History from Yale University. Ms. Belknap brings her deep expertise across public and private markets, portfolio construction, and governance to her role as Independent Director of the Fund.

Michael Marquez. Mr. Marquez is a technology investor, strategic advisor, and corporate development executive with over 30 years of experience operating, investing, acquiring, and advising across the high-tech sector. He is co-founder and General Partner of Morado Ventures, and Co-Managing Partner of E12 Ventures, both venture capital firms. He is also co-founder and Partner of CODE Advisors, an investment bank serving technology, media, and digital businesses. He holds an MBA from the University of North Carolina at Chapel Hill and a B.S. in Managerial Economics from the University of California, Davis. He brings a blend of seed-stage venture investing, board governance, global M&A, capital formation, commercial partnerships, and company-building experience to his role as Independent Director of the Fund.

David Rosenblatt. Mr. Rosenblatt is a seasoned entrepreneur with experience developing and scaling businesses in Silicon Valley, Wall Street, and Israel. He has experience across industries including healthcare, technology, finance, and energy. He is managing partner of Zekari Ventures, a venture investing firm; Head of Alternative Investments at Kaufman & Jacobs, LLC, a private equity firm; and co-founder and Executive Vice Chair of Arava Power Company, Israel’s first solar company. His diverse background includes leadership roles at BlackRock and Intuit. He holds degrees from Harvard Business School, Northwestern University Law School, and Pennsylvania State University.

Independent Director Compensation

The Fund’s directors and officers who are “interested persons” by virtue of their employment by the Adviser serve without any compensation from us. For the first year of operations, each Independent Director receives a $50,000 annual retainer for serving as a director on the Board. The chairperson of the Audit Committee and Nominating Committee receives additional compensation of $20,000 annually.

Independent Directors are also reimbursed by the Fund for expenses they incur relating to their services as Directors, including travel and other expenses incurred in connection with attendance at in-person Board and Committee meetings. The Independent Directors do not receive any other compensation from the Fund.

The following table indicates the compensation anticipated to be paid to the Independent Directors for the first year of the Fund’s operations. The Fund has no retirement or pension plans.

Name of Independent Director	Estimated Aggregate Compensation from the Fund	Estimated Aggregate Compensation from the Fund Complex(1)
Berkeley Belknap	$50,000	$50,000
Michael Marquez	$50,000	$50,000
David Rosenblatt	$70,000	$70,000

(1) As of the date of this SAI, the Fund Complex consists only of the Fund.

Director Ownership of Fund Shares

As of the date of this SAI, certain officers of the Adviser, including all of the Fund’s officers, own in the aggregate approximately $6 million of our common stock. These shares were acquired through the Reorganization in exchange for their interests in the Predecessor Fund.

The table below sets forth the dollar range of the value of the Fund’s Shares that is owned beneficially by each Director as of the date of this SAI. These shares were acquired through the Reorganization in exchange for the applicable Directors’ interests in the Predecessor Fund. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Dollar Range of Equity Securities in the Fund Complex(1)
Interested Directors
Keith Teare	Over $100,000	Over $100,000
Faraj Aalaei(2)	Over $100,000	Over $100,000
Independent Directors
Berkeley Belknap	None	None
Michael Marquez	None	None
David Rosenblatt	None	None

(1)	Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or over $100,000.

(2)	As the founding general partner of Candou Ventures, Mr. Aalaei may be deemed to beneficially own the shares held by Candou Ventures and the funds it manages.

Indemnification of Officers and Directors; Limitations on Liability

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Fund’s charter contains such a provision which eliminates directors’ and officers’ liability for money damages to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Fund’s charter, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, obligates the Fund to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Fund and, at the Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan, or other enterprise as a director, officer, partner, member, manager, trustee, employee or agent from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

The Fund’s charter also permits the Fund to indemnify and advance expenses to any individual who served any predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund, if any.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property, or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, the Fund will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as provided in Section 17(h) of the 1940 Act.

Portfolio Manager

The Adviser’s Selection Model uses a systematic, quantitative scoring framework to identify investments for the Fund. The Selection Model is designed to generate an affirmative or negative investment signal for eligible Series B financings. An affirmative signal is a necessary condition for an investment to proceed. The Adviser does not have discretion to select investments separately from the Selection Model and may not approve an investment that receives a negative signal from the Selection Model. The Adviser does retain the ability to decline an investment that is given an affirmative signal by the Selection Model. A decision to decline an investment identified by the Selection Model may be based on legal diligence findings, documentation issues, fact-checking results, compliance concerns, allocation size, structural constraints, operational constraints, or portfolio construction considerations.

Rob Hodgkinson, our Chief Investment Officer, is responsible for the management of the Fund’s investment portfolio. Mr. Hodgkinson is responsible for oversight of the Fund’s investment process, including due diligence related to potential investments and ongoing oversight of the Fund’s portfolio holdings. He is not responsible for discretionary investment selection, which is managed as described in the previous paragraph.

Mr. Hodgkinson is compensated by the Adviser and receives no compensation directly from the Fund. His compensation consists of a fixed annual salary and an equity interest in the Adviser. His compensation is not based on the performance of the Fund or on the value of the assets held in the Fund’s portfolio. Because the Adviser currently advises no client other than the Fund, the Adviser does not believe that Mr. Hodgkinson’s management of other accounts gives rise to any material conflict of interest. See “Potential Conflicts of Interest” in the prospectus.

The table below identifies the number of accounts (other than the Fund) for which Mr. Hodgkinson has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is indicated as of the date of this SAI.

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts		Other Pooled Investment Vehicles Managed and Total Assets for such Accounts		Number of Other Accounts Managed and Total Assets for such Accounts
	# of accounts	AUM	# of accounts	AUM	# of accounts	AUM
Rob Hodgkinson	0	$0	0	$0	0	$0

Securities Ownership of the Portfolio Manager

The following is the dollar range of Fund Shares beneficially owned by the portfolio manager as of the date of this SAI (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned*
Rob Hodgkinson	Over $1,000,000

*	Ranges (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Code of Ethics

The Fund has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act (the “Code of Ethics”). The Code of Ethics is intended to ensure that the interests of stockholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Code of Ethics is incorporated by reference as an exhibit to the registration statement of which this SAI is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov.

Proxy Voting Policies

The Fund’s investments in private companies do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered securities. The Fund may on occasion, however, receive notices or proposals from private companies seeking the consent of or voting by holders, and may also be solicited to vote on other matters relating to Fund investments.

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by our management, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Information regarding how we vote proxies relating to portfolio securities will be available: (1) on our website at www.signalrank.com; and (2) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 1, 2026, the Directors and officers of the Fund, as a group, owned of record approximately 20% of the outstanding Shares of the Fund. Faraj Aalaei, a Director of the Fund and a founding general partner of Candou Ventures, may be deemed to beneficially own the shares held by Candou Ventures and the funds it manages (collectively with Candou Ventures, “Candou”). Combined, Candou holds approximately 12% of the Fund’s outstanding shares.

Persons that beneficially own, directly or through one or more controlled companies, more than 25% of the outstanding Shares of the Fund may be deemed to “control” (as that term is defined in the 1940 Act) the Fund and may be able to affect or determine the outcome of matters presented for a vote of the stockholders of the Fund. As of the date of this SAI, no person owns of record or beneficially more than 25% of the Fund’s outstanding Shares.

A principal holder is a person who owns of record or, to our knowledge, beneficially 5% or more of the Fund’s outstanding Shares. As of October 1, 2026, the following persons owned of record or beneficially 5% or more of the Fund’s outstanding Shares.

Name and Address	Percentage of Outstanding Shares(1)
Keith Teare c/o SignalRank AI Corp. 3650 La Calle Ct, Palo Alto, CA, 94306	7.10%
Candou Ventures Fund 2 Master LP(2) 531 Lytton Avenue Palo Alto, CA 94301	6.37%
Kayvan Baroumand 97 Mesa Court, Atherton, CA 94027	6.23%
Matt Melkonian c/o SignalRank AI Corp. 3650 La Calle Ct, Palo Alto, CA, 94306	5.95%
JuneX Evergreen Fund SCSp. SICAV-RAIF 33 rue de Gasperich, L-5826 Hesperange, Luxembourg	5.92%
Rob Hodgkinson c/o SignalRank AI Corp. 3650 La Calle Ct, Palo Alto, CA, 94306	5.64%
Lejoka GmbH Schulstrasse 2, 8790 Eisenerz, Austria	5.18%

(1)	Based on 2,450,048 shares outstanding as of October 1, 2026.

(2)	Faraj Aalaei, a Director of the Fund and the founding general partner of Candou Ventures, the manager of Candou Ventures Fund 2 Master LP, may be deemed to beneficially own the shares held by the fund. Candou Ventures and funds that it manages collectively hold approximately 12% of the Fund’s outstanding shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Because we intend to generally acquire and dispose of our investments in privately negotiated transactions, we do not currently intend to utilize a broker-dealer to purchase or sell securities. To the extent we do use brokers, subject to policies established by our Board, we will not execute transactions through any particular broker or dealer, but seek to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available if we determine in good faith that such commission is reasonable in relation to the services provided.

The Fund does not typically pay brokerage commissions as its investments are primarily in private securities acquired in primary transactions. During the fiscal years ended December 31, 2023, 2024 and 2025, the Predecessor Fund did not pay brokerage commissions.

DISTRIBUTIONS

The Fund’s investment strategy is primarily oriented toward long-term capital appreciation rather than current income. There are no current plans to pay distributions or dividends to stockholders. The Fund’s distribution policy, if any, will be determined by the Board and may depend on the Fund’s taxable income, realized gains, liquidity, and other considerations. The Board could authorize distributions for tax, liquidity, or other reasons. Distributions, if made, may include return of capital.

See “Distributions” in the prospectus for information relating to distributions to stockholders.

TAXATION

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our common stock. This discussion does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that we have assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, U.S. expatriates, regulated investment companies, real estate investment trusts, personal holding companies, persons who acquire an interest in the Fund in connection with the performance of services, persons required to accelerate the recognition of any item of gross income as a result of such income being taken into account on an applicable financial statement, and financial institutions. Such persons should consult with their own tax advisers as to the U.S. federal income tax consequences of an investment in our common stock, which may differ substantially from those described herein. This discussion assumes that stockholders hold our common stock as capital assets within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”).

The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this Registration Statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. Prospective investors should be aware that, although we intend to adopt positions we believe are in accord with current interpretations of the U.S. federal income tax laws, the IRS may not agree with the tax positions taken by us and that, if challenged by the IRS, our tax positions might not be sustained by the courts. Except as expressly described below, this summary does not discuss any aspects of U.S. estate, alternative minimum or gift tax, or of foreign, state or local tax. It also does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. Stockholder” generally is a beneficial owner of our common stock that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation (or other entity treated as a corporation) organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	a trust that (i) is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Stockholder” is a beneficial owner of our common stock that is neither a U.S. Stockholder nor a partnership for U.S. tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding our common stock should consult its tax advisers with respect to the purchase, ownership and disposition of such shares.

Tax matters are very complex and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation.

Taxation as a Corporation

We will not elect to be treated as a regulated investment company (“RIC”) under the Code for U.S. federal income tax purposes. We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay regular federal income tax (currently at the rate of 21%) on our net taxable income. We are also obligated to pay state income tax to certain states on our net taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets.

Other Investments.    The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary versus capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (a) may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income prior to receiving corresponding amounts of cash.

If the Fund invests in debt obligations having original issue discount, the Fund may recognize taxable income from such investments in excess of any cash received therefrom.

Foreign Investments.    Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. Stockholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Fund.

Taxation of U.S. Stockholders

We do not currently anticipate paying distributions to our stockholders. To the extent the Fund receives cash proceeds from the exit of one of its investments (typically through the acquisition or initial public offering of the portfolio company), the Fund expects to reinvest a large portion of those proceeds into new Series B opportunities consistent with the Fund’s investment strategies, subject to liquidity needs, market conditions, and Board oversight. The Fund’s distribution policy, if any, will be determined by the Board and may depend on the Fund’s taxable income, realized gains, liquidity, and other considerations. The Board could authorize distributions for tax, liquidity, or other reasons. Distributions, if made, may include return of capital.

In the event our Board authorizes distributions, those distributions generally are taxable to U.S. Stockholders as ordinary income. Distributions will be taxable as ordinary income to U.S. Stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and will be eligible for a maximum U.S. federal income tax rate of 20%. Distributions in excess of our earnings and profits first will reduce a U.S. Stockholder’s adjusted tax basis in such stockholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder. U.S. Stockholders receiving distributions in the form of additional Shares purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash distributions will receive, and should have a cost basis in the shares received equal to such amount. A U.S. Stockholder receiving a distribution in newly issued Shares will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

A U.S. Stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their Shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their Shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

UBTI.    Under current law, an investment in shares will not generate unrelated business taxable income (“UBTI”) for tax-exempt U.S. Stockholders, provided that the tax-exempt U.S. Stockholder does not incur “acquisition indebtedness” (as defined for U.S. federal income tax purposes) with respect to the shares. A tax-exempt U.S. Stockholder would recognize UBTI by reason of its investment in the Fund if the shares constitute debt-financed property in the hands of the tax-exempt U.S. Stockholder.

In general, individual U.S. Stockholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including a long-term capital gain derived from an investment in our Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will send to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. Stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Stockholder’s particular situation.

Individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% federal tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses).

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. Stockholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the Shares is appropriate for a Non-U.S. Stockholder will depend upon that person’s particular circumstances. Non-U.S. Stockholders should consult their tax advisers before investing in our Shares.

Distributions of dividends to Non-U.S. Stockholders will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) unless certain exceptions apply.

A Non-U.S. Stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Stockholder provides us or the distribution paying agent with an IRS Form W-8BEN, W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Stockholder or otherwise establishes an exemption from backup withholding.

An investment in shares by a non-U.S. person may also be subject to U.S. estate tax. Non-U.S. persons should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, U.S. estate tax and state, local and foreign tax consequences of an investment in the Shares.

Annual Tax Statement. Each year, we will send you an annual tax statement (on IRS Form 1099) of your account tax activity to assist you in completing your tax returns. When necessary, we will send you a corrected Form 1099 to reflect reclassified information as soon as reasonably practicable.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the U.S. to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has issued proposed regulations that would eliminate this withholding on gross proceeds. Taxpayers may currently rely on these proposed regulations until they are issued in final form or withdrawn. Depending on the status of a stockholder and the status of the intermediaries through which it holds its Shares, a stockholder could be subject to this 30% withholding tax with respect to distributions on our Shares and proceeds from the sale of our Shares. Under certain circumstances, a Non-U.S. Stockholder might be eligible for refunds or credits of such taxes. We will not pay additional amounts to stockholders if withholding under FATCA is imposed.

ADMINISTRATOR

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Cincinnati, Ohio 45246, serves as the Fund’s administrator (the “Administrator”). Pursuant to the agreement with the Administrator (the “Administration Agreement”), the Administrator is responsible for, or will oversee the performance of, required administrative services, which include maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. The Fund will reimburse the Administrator for services performed for the Fund pursuant to the terms of the Administration Agreement.

Because the Fund is newly organized, it did not pay fees to the Administrator in a prior fiscal period.

CUSTODIAN

The primary custodian of the assets of the Fund is Fifth Third Bank, National Association (the “Custodian”), located at 38 Fountain Square Plaza, Cincinnati, Ohio 45202. The Custodian performs custodial and fund accounting services and compliance services on behalf of the Fund.

PLACEMENT AGENT

StoneX Financial Inc. (the “Placement Agent”), acts as Placement Agent to the Fund on a best-efforts basis, subject to various conditions, pursuant to the Placement Agency Agreement between the Fund and the Placement Agent. The Placement Agent is located at 230 Park Avenue, 10th Floor, New York, NY 10169.

TRANSFER AGENT

Equiniti Trust Company, LLC, located at 28 Liberty Street, 53rd Floor, New York, NY 10005, serves as the Fund’s transfer agent with respect to the Shares.

FINANCE/COMPLIANCE SERVICES

PINE Advisors LLC, located at 501 S. Cherry Street, Suite 610, Denver, Colorado 80246, provides certain finance and compliance services to the Fund, including providing the Fund’s Principal Financial Officer and Chief Compliance Officer.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] is the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. [●] is located at [●]. The financial statements of the Predecessor Fund for the period from [●] to [●] have been audited by [●].

COUNSEL

Certain legal matters in connection with the Shares will be passed upon for the Fund by Paul Hastings LLP and, with respect to certain matters of Maryland law, by Miles & Stockbridge P.C. Paul Hastings LLP may rely on the opinion of Miles & Stockbridge P.C. as to certain matters of Maryland law.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Fund’s registration statement. Statements contained in the Fund’s prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. Copies of the registration statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at www.sec.gov.

[REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM]

[To be added by Amendment]

FINANCIAL STATEMENTS

[To be added by Amendment]

APPENDIX A – PREDECESSOR FUND FINANCIAL STATEMENTS

[To be added by Amendment]

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements

Financial statements of the Registrant and the Predecessor Fund to be filed by amendment.

2.	Exhibits

(a)	Articles of Incorporation.(*)
(b)	Bylaws.(*)
(c)	Not applicable.
(d)	Instruments defining the rights of holders of the Registrant’s securities are incorporated by reference from the Registrant’s Articles of Incorporation(*) and Bylaws.(*)
(e)	Not applicable.
(f)	Not applicable.
(g)	Investment Management Agreement between the Registrant and SignalRank AI Corp.(*)
(h)	Placement Agency Agreement between the Registrant and StoneX Financial Inc.(*)
(i)	Not applicable.
(j)	Custody Agreement between the Registrant and Fifth Third Bank, National Association.(*)
(k)(1)	Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC.(*)
(k)(2)	Transfer Agency and Registrar Services Agreement between the Registrant and Equiniti Trust Company, LLC.(*)
(k)(3)	Services Agreement between the Registrant and PINE Advisors LLC.(*)
(l)	Opinion of Miles & Stockbridge P.C.(+)
(m)	Not applicable.
(n)(1)	Consent of Independent Registered Public Accounting Firm.(+)
(n)(2)	Consent of Paul Hastings LLP.(*)
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)(1)	Code of Ethics of the Registrant.(*)
(r)(2)	Code of Ethics of the Adviser.(*)
(s)	Calculation of Filing Fee Tables.(*)

(*)         Filed herewith.

(+)         To be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement.

Registration Fees	$87.00
Legal Fees	*
Printing Fees	*
Accounting Fees	*
Miscellaneous	*
Total	*

* To be provided by amendment.

Item 28. Persons Controlled by or Under Common Control with the Registrant

No person is directly or indirectly controlled by or under common control with the Registrant. The Registrant may be deemed to be controlled by SignalRank AI Corp., the investment adviser to the Registrant (the “Adviser”). The Adviser was formed under the laws of the State of Delaware in 2026. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (the “SEC”) (File No. 801-137554).

Item 29. Number of Holders of Securities

As of October 1, 2026, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Stock, $0.0001 par value per share	79

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property, or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision that limits present and former directors’ and officers’ liability to the Registrant and its shareholders for money damages to the maximum extent permitted by Maryland law in effect from time to time, subject to the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter obligates, to the maximum extent permitted by Maryland law and the 1940 Act, the Registrant to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan, or other enterprise as a director, officer, partner, member, manager, trustee, employee or agent from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant or as a present or former director, officer, partner, member, manager, trustee, employee or agent of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan, or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s obligation to indemnify any director, officer, or other individual, however, is limited by the 1940 Act which prohibits the Registrant from indemnifying any director, officer, or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties, or reckless disregard of applicable obligations and duties of the directors, officers, or other individuals. To the maximum extent permitted by Maryland law and the 1940 Act, the Registrant’s charter also permits the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property, or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in the section of the Statement of Additional Information captioned “Management of the Fund.” The information required by this Item 31 with respect to each director, executive officer or partner of the Adviser is incorporated by reference to the Adviser’s Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-137554).

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder relating to the Registrant are maintained at the following offices:

1.	The Registrant
SignalRank Corporation
3650 La Calle Ct, Palo Alto, CA, 94306

2.	The Adviser
SignalRank AI Corp.
3650 La Calle Ct, Palo Alto, CA, 94306

3.	The Transfer Agent
Equiniti Trust Company, LLC
28 Liberty Street, 53rd Floor
New York, NY 10005

4.	The Custodian
Fifth Third Bank, National Association
38 Fountain Square Plaza
Cincinnati, OH 45202

5.	The Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Cincinnati, OH 45246

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	The Registrant undertakes:

a.	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

i.	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

ii.	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” exhibit to the effective registration statement.

iii.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

c.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d.	That, for the purpose of determining liability under the Securities Act to any purchaser: (1) if the Registrant is subject to Rule 430B under the Securities Act: (A) each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and (B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the Securities Act for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or (2) if the Registrant is subject to Rule 430C under the Securities Act: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.

5.	Not applicable.

6.	Not applicable.

7.	The Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on the 20th day of October, 2026.

SIGNALRANK CORPORATION

By:	/s/ Keith Teare
Keith Teare
President and Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Keith Teare as such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign any and all amendments to this Registration Statement (including post-effective amendments, or any abbreviated registration statement and any amendments thereto filed pursuant to Rule 462(b) and otherwise), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Capacity	Date
/s/ Keith Teare	President, Chief Executive Officer (Principal Executive Officer)	October 20, 2026
Keith Teare
/s/ Daniel Hess	Principal Financial Officer	October 20, 2026
Daniel Hess
/s/ Faraj Aalaei	Director	October 20, 2026
Faraj Aalaei
/s/ Berkeley Belknap	Director	October 20, 2026
Berkeley Belknap
/s/ Michael Marquez	Director	October 20, 2026
Michael Marquez
/s/ David Rosenblatt	Director	October 20, 2026
David Rosenblatt

Exhibit Index

Exhibit	Exhibit Name
(a)	Articles of Incorporation
(b)	Bylaws
(g)	Investment Management Agreement
(h)	Placement Agency Agreement
(j)	Custody Agreement
(k)(1)	Master Services Agreement
(k)(2)	Transfer Agency and Registrar Services Agreement
(k)(3)	Services Agreement
(n)(2)	Consent of Paul Hastings LLP
(r)(1)	Code of Ethics of the Registrant
(r)(2)	Code of Ethics of the Adviser
(s)	Calculation of Filing Fee Tables